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                                                                    EXHIBIT 10.1


                                AGENTED REVOLVING
                                CREDIT AGREEMENT


         AGENTED REVOLVING CREDIT AGREEMENT dated as of the 20th day of September, 2002, among SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower"), and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent"). The parties hereto hereby agree as follows:


                                   1 ARTICLE

                        DEFINITIONS AND ACCOUNTING TERMS

1.01 SECTION. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         (1) "Additional Covenant" shall mean any affirmative or negative covenant or similar restriction applicable to the Borrower or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of any covenant in Article V or VI of this Agreement, or related definitions in Article I of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the lenders under the Prudential Agreement (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenants in Article V or VI of this Agreement, or related definitions in Article I of this Agreement.

         (2) "Additional Default" shall mean any provision contained in the Prudential Agreement to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires Borrower or any Subsidiary to purchase the Indebtedness under the Prudential Agreement prior to the stated maturity thereof and which either (i) is similar to any Default or Event of Default contained in Article VII of this Agreement, or related definitions in Article I of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the lender under the Prudential Agreement (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in Article VII of this Agreement, or related definitions in Article I of this Agreement.



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         (3) "Affiliate" means any Person directly or indirectly controlling, controlled by, or under the direct or indirect common control with, the Borrower, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         (4) "Agreement" means this Agented Revolving Credit Agreement, as amended, supplemented, or modified from time to time.

         (5) "Authorized Officer" shall mean, in the case of the Borrower, its chief executive officer, its chief financial officer or any vice president of the Borrower designated as an "Authorized Officer" of the Borrower for the purpose of this Agreement in an Officer's Certificate executed by the Borrower's chief executive officer or chief financial officer and delivered to Agent. Any action taken under this Agreement on behalf of the Borrower by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Borrower and whom Agent in good faith believes to be an Authorized Officer of the Borrower at the time of such action shall be binding on the Borrower even though such individual shall have ceased to be an Authorized Officer of the Borrower.

         (6) "Borrowing Base" means, at any date of determination thereof, the sum of eighty percent (80%) of Borrower's Qualified Receivables at such date, as determined by Agent based upon the most recent information relating thereto provided to Agent pursuant to Section 2.01.

         (7) "Borrowing Base Certificate" means each certificate from Borrower to Agent relating to the Borrowing Base, substantially in the form of Schedule "1.01(7)" hereto.

         (8) "Business Day" means any day other than a Saturday, Sunday, or other day on which commercial banks in Oklahoma are authorized or required to close under the laws of such State and, if the applicable day relates to a LIBOR Loan, LIBOR Interest Period, or notice with respect to a LIBOR Loan, a day on which dealings in Dollar deposits are also carried on in the London interbank market and banks are open for business in London.

         (9) "Capital Lease" means all leases which have been or should be capitalized on the books of the lessee in accordance with GAAP.

         (10) "Capitalized Lease Obligation" means any rental obligation which, under GAAP, is or will be required to be capitalized on the books of the Borrower or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expenses) in accordance with such principles.

         (11) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and published interpretations thereof.

         (12) "Commitment" means each Bank's obligation to make Loans to the Borrower pursuant to Section 2.01 in the amount referred to therein.





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         (13) "Commitment Fee" means a fee paid to the Banks at closing in an amount equal to one half of one percent (.5%) of the Revolving Credit Commitment ($250,000.00), with a credit for any portion of the fee paid prior to closing.

         (14) "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 414(b) or 414(c) of the Code.

         (15) "Consolidated" and "consolidated" mean the consolidation of the accounts of the Borrower and its Subsidiaries in accordance with GAAP, including principles of consolidation, consistent with those applied in the preparation of the consolidated financial statements referred to in
         Section 4.02.

         (16) "Contingency Reserve" means accruals (other than de minimis accruals) for matters of a contingent nature that are generally infrequent or unusual and not in the ordinary course of the Borrower's business and shall not include reserves for the Borrower's workers' compensation and bodily injury and property damage programs.

         (17) "Default" means any of the events specified in Article VII, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

         (18) "Dollars" and the sign "$" mean lawful money of the United States of America.

         (19) "EBIT" means, for any period, EBITDAR excluding (i) provisions for depreciation and amortization and (ii) Rental Expense.

         (20) "EBITDA" means, for any period, EBITDAR less Rental Expense. ----

         (21) "EBITDAR" means, for any period, the sum of Net Income plus, to the extent deducted in the determination of Net Income, (i) all provisions for federal, state and other income tax of the Borrower and its Subsidiaries (ii) Interest Expense, and (iii) provisions for depreciation and amortization and (iv) Rental Expense, excluding (a) any gains or losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets),
         (b) any gains resulting from the write-up of assets, (c) any earnings of any Person acquired by the Borrower or any Subsidiary through purchase, merger or consolidation or otherwise for any period prior to the date of acquisition, (d) any deferred credit representing the excess of equity in any such Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (e) any gains or losses from the acquisition of securities or the retirement or extinguishment of Indebtedness, (f) any gains on collections from the proceeds of insurance policies or settlements, (g) any restoration to income of any Contingency Reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (h) any income or gain during such period from any discontinued operations or the disposition thereof, from any extraordinary items or from any prior period adjustments, and (i) any equity of the Borrower or any Subsidiary in the undistributed earnings (but not losses) of any



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         corporation or other entity which is not a Subsidiary of the Borrower, which in the aggregate will be deducted only to the extent they are positive, adjusted for minority interests in Subsidiaries.

         (22) "Environmental Safety Laws" means all laws relating to pollution, the release or other discharge, handling, disposition or treatment of Hazardous Materials and other substances or the protection of the environment or of employee health and safety, including without limitation, CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 7401 et. seq.), the Clean Air Act (42 U.S.C.
         Section 401 et. seq.), the Toxic Substances Control Act (15 U.S.C.
         Section 2601 et. seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et. seq.) and the Emergency Planning and Community Right-To-Know Act (42 U.S.C. Section 11001 et. seq.), each as the same may be amended and supplemented.

         (23) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

         (24) "ERISA Affiliate" means any corporation which is a member of the same controlled group of corporations as the Borrower within the meaning of Section 414(b) of the Code, or any trade or business which is under common control with the Borrower within the meaning of Section 414(c) of the Code.

         (25) "Eurocurrency Reserve Requirement" means, for any LIBOR Loan for any Interest Period therefor, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding One Billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D), but without benefit or credit of proration, exemptions, or offsets that might otherwise be available from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained against (1) any category of liabilities that includes deposits by reference to which the LIBOR Rate for LIBOR Loans is to be determined; or (2) any category of extension of credit or other assets that include LIBOR Loans.

         (26) "Event of Default" means any of the events specified in Article VII, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

         (27) "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations


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         for such day for such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         (28) "Funded Debt" means the Revolving Credit Loans and any other obligations of the Borrower and its Subsidiaries which are considered to constitute debt in accordance with GAAP, including indebtedness for borrowed money, interest bearing liabilities, subordinated debt, indebtedness secured by purchase-money security interests and the redemption price of any securities issued by the Borrower or any Subsidiary having attributes substantially similar to debt (such as securities which are redeemable at the option of the holder); but excluding accounts payable and other short term non-interest bearing liabilities, future income taxes (both current and long-term), obligations under covenants not to compete and accrued liabilities.

         (29) "Funded Debt to EBITDA Ratio" means, on any date of determination, the ratio of (i) Funded Debt on the last day of the most recently completed fiscal quarter of the Borrower to (ii) EBITDA for the period of four (4) consecutive fiscal quarters most recently ended on or prior to such date.

         (30) "GAAP" shall have the meaning assigned in Section 1.02.

         (31) "Guarantor" means, separately and collectively, Saia Motor Freight Line, Inc. ("Saia"), a Louisiana corporation and Jevic Transportation, Inc. ("Jevic"), a New Jersey corporation.

         (32) "Guaranty" means, separately and collectively, the Guaranty Agreements in substantially the form of Schedule "1.01(32)(a)" and Schedule "1.01(32)(b)" to be delivered by the Guarantor under the terms of this Agreement.

         (33) "Hazardous Materials" means (i) any material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous material," "toxic substances" or any other formulations intended to define, list or classify substances by reason of their deleterious properties, (ii) any oil, petroleum or petroleum derived substances, (iii) any flammable substances or explosives, (iv) any radioactive materials, (v) asbestos in any form, (vi) electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million, (vii) pesticides or (viii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental agency or authority or which may or could pose a hazard to the health and safety of persons in the vicinity thereof.

         (34) "Hostile Tender Offer" means, with respect to the use of proceeds of any Loan, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio



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         investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Borrower requests that Agent advance funds under such Loan.

         (35) "including" means, unless the context clearly requires otherwise, "including without limitation".

         (36) "Indebtedness" means with respect to any Person without duplication, (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments; (3) obligations for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (4) redemption obligations in respect of mandatorily redeemable Preferred Stock; (5) obligations as lessee under Capital Leases; (6) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (7) Swaps of such Person; (8) obligations under letters of credit; (9) obligations under acceptance facilities; (10) the outstanding balance of the purchase price of uncollected accounts receivable of such Person subject at such time to a sale of receivables or other similar transaction, regardless of whether such transaction is effected without recourse to such Person or in a manner which would not be reflected on the balance sheet of such Person in accordance with GAAP; (11) the present value of Rental Obligations discounted at an annual rate of 10% per annum; (12) obligations secured by any Liens, whether or not the obligations have been assumed; and (13) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss with respect to liabilities of a type described in any of clauses (1) through (7) and
         (9) through (12) above.

         (37) "Interest Expense" means, with respect to any period, the sum (without duplication) of (i) all interest and prepayment charges in respect of any Total Indebtedness (including imputed interest in respect of Capitalized Lease Obligations and net costs of Swaps) deducted in determining Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Net Income for such period, plus (ii) all debt discount and expenses amortized or required to be amortized in the determination of Net Income for such period.

         (38) "Interest Period" means, with respect to any LIBOR Loan, the period commencing on the date such Loan is made and ending, as the Borrower may select pursuant to Sections 2.04 and 2.06, on the numerically corresponding day in the first, second, or third calendar month thereafter, except that each such Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; provided that the foregoing provisions relating to Interest Periods are subject to the following:


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                  (a) No Interest Period may extend beyond the Termination Date;
                  and

                  (b) If an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless, in the case of a LIBOR Loan, such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

         (39) "Lending Office" means, with respect to any Bank the Lending Office of such Bank (or of an affiliate of such Bank) designated on the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as that Bank may from time to time specify to the Borrower and the Agent as the office at which its Loans are to be made and maintained.

         (40) "Letter of Credit" means any letter of credit issued pursuant to
         Section 2.02, for which, when issued, a Letter of Credit Fee should be paid.

         (41) "Letter of Credit Obligations" means the aggregate undrawn face amount of all outstanding Letters of Credit and outstanding obligations of the Borrower to reimburse the Agent for all drawings under a Letter of Credit.

         (42) "LIBOR Rate" means, for each LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (1) the London Interbank Offered Rate for such LIBOR Loan for such Interest Period divided by
         (2) one minus the Eurocurrency Reserve Requirement for such Interest Period.

         (43) "LIBOR Loan" means any Revolving Credit Loan when and to the extent that the interest rate therefor is determined by reference to the LIBOR Rate.

         (44) "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), of preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

         (45) "Loan(s)" means the Revolving Credit Loans and any Letters of Credit or any or all of them as the context may require.

         (46) "Loan Document(s)" means this Agreement, the Notes, any Letters of Credit (and the application and/or reimbursement agreement executed by Borrower and required by the Agent in connection with the issuance of same), the Guaranty and any and all other instruments executed or delivered by the Borrower and the Guarantor in connection with



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         the foregoing, together with all amendments, substitutions, renewals and extensions thereof.

         (47) "London Interbank Offered Rate" applicable to any Interest Period for a LIBOR Loan means the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) quoted at approximately 11:00 a.m. London time, by the principal Loan branch of the Agent two Business Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of Dollar deposits for a period, and in an amount, comparable to the Interest Period and principal amount of the LIBOR Loan which shall be made by Banks and outstanding during such Interest Period.

         (48) "Majority Banks" means at any time the Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the then aggregate unpaid principal amount of the Notes held by the Banks, or, if no such principal amount is then outstanding, Banks having at least sixty-six and two-thirds percent (66 2/3%) of the aggregate Commitments.

         (49) "Moody's" means Moody's Investors Service, Inc. and its successors.

         (50) "Multiemployer Plan" means any Plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         (51) "Net Income" means, for any computation period, with respect to the Borrower on a Consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with GAAP.

         (52) "Net Proceeds" means the net cash proceeds from the sale or issuance of any equity securities, net of all underwriters' discounts and commissions, other marketing and selling expenses.

         (53) "Net Worth" means, at any time of determination thereof, the consolidated stockholders' equity of the Borrower and its Subsidiaries.

         (54) "Note(s)" means the promissory notes described in Section 2.11 hereof.

         (55) "Officer's Certificate" means a certificate signed in the name of the Borrower by an Authorized Officer of the Borrower, substantially in the form attached hereto as Schedule "1.01(55)".

         (56) "Operating Lease" means any lease of any property (whether real, personal or mixed) which in not a Capital Lease.

         (57) "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.




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         (58) "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

         (59) "Plan" means any pension plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

         (60) "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         (61) "Prime Loan" means any Revolving Credit Loan when and to the extent that the interest rate therefor is determined by reference to the Prime Rate.

         (62) "Prime Rate" means the rate of interest announced by the Agent from time to time at its Principal Office as its prime commercial lending rate, which rate is not intended to be the lowest rate of interest charged by the Agent to its borrowers.

         (63) "Principal Office" means the principal office of each Bank, as listed on the signature page hereof.

         (64) "Prohibited Transaction" means any transaction set forth in
         Section 406 of ERISA or Section 4975 of the Code.

         (65) "Pro Rata Share" means the proportion which each Bank's Commitment bears to the Revolving Credit Commitment at the time of determination thereof.

         (66) "Prudential Agreement" means the Master Shelf Agreement between Borrower and Prudential Investment Management, Inc., dated September 20, 2002.

         (67) "Prudential Term Notes" means all promissory notes issued under the terms of the Prudential Agreement.

         (68) "Qualified Receivables" means and includes only accounts receivable of Borrower and its Subsidiaries which meet the following specifications at the time they came into existence and continue to meet the same until collected in full.

                  (a) The account is due and payable and has not been outstanding for more than ninety (90) days from the date of the applicable invoice.

                  (b) The account arose from a bona fide outright sale of goods previously made or from the performance of services, but not from leasing, and the Borrower has possession of or has delivered to Agent shipping and delivery receipts evidencing shipment of the goods or, if representing services, the services have been fully performed for the respective account debtor.




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                  (c) The account is not subject to any assignment, claim, lien or security interest of any character or subject to any attachment, levy, garnishment or other judicial process.

                  (d) The account is not subject to any claim for credit, setoff, allowance, adjustment by the account debtor or counterclaim, and Borrower has not received any notice of any such claim for credit, setoff, allowance, adjustment or counterclaim from or on behalf of the account debtor.

                  (e) The account arose in the ordinary course of Borrower's business and no notice of the bankruptcy, insolvency or adverse change in the financial condition of the account debtor has been received by Borrower or any Bank.

                  (f) Agent has not previously provided thirty-five (35) day advance notice to Borrower that the account or the account debtor is or has become unsatisfactory, based upon reasonable credit standards, or the account debtor has been adjudicated bankrupt or is subject to a similar proceeding.

                  (g) The account is not evidenced by a judgment, an instrument or chattel paper.

                  (h) The account debtor is not a governmental entity or a foreign (i.e., residing or incorporated in or organized under a jurisdiction outside the United States) person or company and is not a parent, subsidiary, officer, employee, director, agent or Affiliate of Borrower, and to the knowledge of Borrower the account debtor and Borrower do not have common shareholders, officers or directors; provided that any Approved Account Debtor (defined below) is specifically excluded from this subsection.

                  (i) All accounts of one account debtor shall become ineligible if more than 20% of such accounts are over one hundred twenty
                  (120) days past due from the invoice.

                  (j) The accounts due from a single account debtor (excluding any Approved Account Debtor) cannot exceed 20% of the total accounts, and any amounts over 20% will be excluded from the Borrowing Base unless specifically waived in writing in each instance by the Majority Banks.

                  (k) With regard only to Sections 68(h) and 68(j), the term "Approved Account Debtor" means an express written designation given by the Majority Banks in their discretion as to an account debtor on a semi-annual basis, effective January and July of each calendar year. Borrower shall submit a proposed list of account debtors to Agent at least ten (10) days prior to the semi-annual designation date, which list must be accompanied by such information relating to the proposed account debtor as Agent may reasonably require. Agent shall advise Borrower on or before the applicable semi-annual effective date whether any or all of the proposed account debtors has been designated as an Approved Account Debtor.


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                  Any such designation shall be effective only for the ensuing six (6) month period, and any such designation shall have no relevance with regard to subsequent designations.

         (69) "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

         (70) "Related Party" means (i) any Shareholder, (ii) any executive officer, director, agent or employee of the Borrower, (iii) all persons to whom such Persons are related by blood, adoption or marriage and
         (iv) all Affiliates of the foregoing Persons.

         (71) "Rental Expense" means with reference to any period, the aggregate amount of all payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Borrower or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at any time during such period.

         (72) "Rental Obligations" means with reference to any period, the aggregate amount of all future payments for rent or additional rent (including all payments for taxes and insurance made directly to the lessor, but excluding payments for maintenance, repairs, alterations, construction, demolition and the like) for which the Borrower or Subsidiaries are directly or indirectly liable (as lessee or as guarantor or other surety) under all Operating Leases in effect at such period end that are not cancelable.

         (73) "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulation thereunder, a withdrawal from a plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

         (74) "Responsible Officer" means the chief executive officer, chief operating officer, chief financial officer or chief accounting officer of the Borrower or any other officer of the Borrower involved principally in its financial administration or its controllership function.

         (75) "Revolving Credit Commitment" means the obligation of the Banks to
         (i) make Revolving Credit Loans and (ii) issue Letters of Credit upon the application of Borrower, all in an aggregate amount not exceeding $50,000,000, as such amount may be modified from time to time pursuant to the terms hereof.

         (76) "Revolving Credit Loans" shall have the meaning assigned to such term in Section 2.01.

         (77) "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., and its successors.

         (78) "SEC" means the Securities and Exchange Commission (or any governmental body or agency succeeding to the function of the Securities and Exchange Commission).

         (79) "Shareholder" means and includes any Person who owns, beneficially or of record, directly or indirectly, at any time during any year with respect to which a computation is being made, either individually or together with all persons to whom such Person is related by blood, adoption or marriage, 5% or more of the outstanding Voting Stock of the Borrower.

         (80) "Subordinated Debt" means the 7% Convertible Subordinated Debentures Due 2011 evidenced by the Indenture between Borrower (formerly Preston Corporation) and Manufacturers Hanover Trust Company, as Trustee, dated as of May 1, 1986.

         (81) "Subsidiary" means any corporation organized under the laws of any state of the United States of America, Canada or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, and at least 51% of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by the Borrower either directly or through Subsidiaries.

         (82) "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         (83) "Tangible Assets" means the consolidated assets of the Borrower and its Subsidiaries less, without duplication (i) intangible assets including, without limitation, goodwill, licenses, organizational expense, unamortized debt discount and expense carries as an asset, all reserves and any write-up in the book value of assets and (ii) all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state, and other income taxes), net of accumulated amortization.

         (84) "Tangible Net Worth" means, without duplication, as at any time of determination thereof, Net Worth less (i) all intangible items, including, without limitation, goodwill, licenses, organizational expense, unamortized debt discount and expense carried as an asset, all reserves and any write-up in the book value of assets, and (ii) all reserves for depreciation and other asset valuation reserves (but excluding reserves for federal, state, and other income taxes), net of accumulated amortization.

         (85) "Termination Date" means September 20, 2005.

         (86) "Total Indebtedness" means the Consolidated Indebtedness of the Borrower and its Subsidiaries.

         (87) "Transfer" means, with respect to any item, the sale, exchange, conveyance, lease, transfer or other disposition of such item.

         (88) "Voting Stock" means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         (89) "Wholly Owned Subsidiary" means, with respect to any corporation organized under the laws of any state of the United States, Canada or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States or Canada, all of the stock of every class of which is, at the time as of which any determination is being made, owned by the Borrower either directly or through Wholly Owned Subsidiaries, and which has outstanding no options, warrants, rights or other securities entitling the holder thereof (other than the Borrower or a Wholly Owned Subsidiary) to acquire shares of capital stock of such corporation.

1.02 SECTION. ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS. All references in this Agreement to "GAAP" shall be deemed to refer to generally accepted accounting principles in effect in the United States on January 1, 2002. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP applied on a basis consistent with the most recent audited financial statements delivered pursuant to clause (2) of Section
5.01 or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of Section 4.02.

                                   2 ARTICLE

                          AMOUNT AND TERMS OF THE LOANS

2.01 SECTION. REVOLVING CREDIT. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make loans (each a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") to the Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date, in an aggregate principal amount not to exceed at any time outstanding the amount set opposite such Bank's name below, as such amount may be reduced pursuant to Section 2.03 (such Bank's "Commitment"), provided that the aggregate outstanding principal amount of Revolving Credit Loans and Letter of Credit

Obligations at anytime outstanding shall not exceed the lesser of (i) the Revolving Credit Commitment or (ii) the Borrowing Base.


                   Name of Bank                             Amount
                   ------------                             ------

               Bank of Oklahoma, N.A.                     $14,000,000

               U.S. Bank National Association             $12,000,000

               Bank One, NA                               $12,000,000

               Harris Trust and Savings Bank              $12,000,000

                                         Total         $50,000,000.00


         The Borrowing Base shall be computed on a monthly basis, and Borrower agrees to provide to Agent on the 20th day of each month with regard to the immediately preceding month all information requested in connection therewith, including without limitation a Borrowing Base Certificate. In the event outstanding advances with respect to Qualified Receivables fail to comply with the formula set forth above, by reason of any accounts receivable ceasing to be so qualified, for whatever reason, then Borrower shall immediately notify Agent of such situation and shall, within five (5) Business Days of the imbalance, either (i) reduce the amount of the outstanding balances to bring such amounts within the formula prescribed, or (ii) provide additional Qualified Receivables, without any additional advance being made by the Banks with respect thereto, necessary to comply with the formulas required herein. Within the limits set forth in this Section 2.01, the Borrower may borrow, repay pursuant to Section 2.13, and reborrow under this Section 2.01 at any one time and from time to time.

         Each Revolving Credit Loan which shall not utilize the Revolving Credit Commitment in full shall be in an amount not less than Two Hundred Thousand and No/100 Dollars ($200,000.00) in the case of Prime Loans, and Four Million and No/100 Dollars ($4,000,000.00) in the case of LIBOR Loans. Each advance made in respect of the Revolving Credit Loans shall be made by each Bank in the proportion which that Bank's Commitment bears to the Revolving Credit Commitment. Pursuant to the terms and conditions set forth herein, the Revolving Credit Loans may be outstanding as Prime Loans or LIBOR Loans. Each type of Revolving Credit Loan shall be made and maintained at such Bank's Lending Office for such type of Loan. The failure of any Bank to make any requested Loan to be made by it on the date specified for such Loan shall not relieve any other Bank of its obligation (if any) to make such Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make such Loans to be made by such other Bank.

2.02 SECTION. LETTERS OF CREDIT.

         (1) Issuance. The Agent hereby agrees for its behalf and for the other Banks, on the terms and conditions set forth in this Agreement, to issue stand-by and commercial letters of credit (each, a "Letter of Credit") and to renew, extend, increase, decrease or otherwise modify each Letter of Credit from time to time from and including the date of this Agreement and prior to the Termination Date upon the request of Borrower; provided that immediately after each such Letter of Credit is issued or modified, (i) the aggregate undrawn stated amount under all Letters of Credit outstanding at such time shall not exceed $35,000,000 and (ii) the aggregate outstanding principal amount of all Revolving Credit Loans and all outstanding Letter of Credit Obligations shall not exceed the lesser of (x) the Borrowing Base, or
         (y) the Revolving Credit Commitment. Each Letter of Credit shall have an expiry date not later than one year from the date of issuance, subject to renewal terms allowing for annual extensions, provided that in no event shall any Letter of Credit have a final expiry which is later than the thirtieth Business Day prior to the Termination Date.

         (2) Notice. Subject to Section 2.02(1), Borrower shall give the Agent notice at least one (1) Business Days prior to the proposed date of issuance or modification of each Letter of Credit, specifying the account party (which must be Borrower or a Subsidiary), the beneficiary, the proposed date of issuance (or modification) and the expiry date of such Letter of Credit, and describing the proposed terms of such Letter of Credit and the nature of the transactions proposed to be supported thereby. The issuance or modification by the Agent of any Letter of Credit shall, in addition to the conditions precedent set forth in Article III (the satisfaction of which the Agent shall have no duty to ascertain), be subject to the conditions precedent that such Letter of Credit shall be satisfactory to the Agent and that Borrower and the account party (if other than Borrower) shall have executed and delivered such application agreement and/or such other instruments and agreements relating to such Letter of Credit as the Agent shall have reasonably requested (each, a "Letter of Credit Application Agreement"). In the event of any conflict between the terms of this Agreement and the terms of any Letter of Credit Application Agreement, the terms of this Agreement shall control.

         (3) Letter of Credit Fees. Borrower shall pay a fee, for the pro-rata benefit of all Banks, equal to, as of any date of determination thereof, the following:


--------------------------------------------------------------------------------------------------------------------

                             FUNDED DEBT TO EBITDA RATIO                                   LETTER OF CREDIT FEE
--------------------------------------------------------------------------------------------------------------------
Greater than or equal to 2.25 to 1                                                                 2.00%
--------------------------------------------------------------------------------------------------------------------

Greater than or equal to 1.50 to 1 but less than 2.25 to 1                                         1.75%
--------------------------------------------------------------------------------------------------------------------

Less than 1.50 to 1                                                                                1.50%
--------------------------------------------------------------------------------------------------------------------


         on the average daily undrawn stated amount under all such Letters of Credit, such fee to be calculated on the basis of a year consisting of 360 days, and to be payable quarterly in arrears, on the 1st day of each January, April, July and October. Borrower shall also pay to the Agent for its own account documentary and processing charges in connection with the issuance or modification of and draws under Letters of Credit in accordance with the Agent's standard schedule for such charges as in effect from time to time.

         (4) Administration. Upon receipt from the beneficiary of any demand for payment under any Letter of Credit, the Agent shall promptly notify Borrower as to the amount to be paid by the Banks as a result of such demand and the proposed payment date (each a "Letter of Credit Payment Date"). Each Bank shall make a Revolving Credit Loan based on its Pro Rata Share, the proceeds of which shall be used to pay the applicable Letter of Credit. The responsibility of the Agent to Borrower shall be only to determine that the documents (including each demand for payment) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         (5) Reimbursement. Borrower and any other applicable account party shall be irrevocably and unconditionally obligated to reimburse the Agent on or by the applicable Letter of Credit Payment Date for any amounts to be paid by the Agent upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind. All such amounts paid by the Agent and remaining unpaid by Borrower and any other applicable account party shall bear interest, payable on demand, for each day until paid at a rate per annum equal to
         (i) the applicable Adjusted Prime Rate for such day if such day falls on or before the applicable Letter of Credit Payment Date and (ii) the sum of 2% plus the Adjusted Prime Rate applicable for such day if such day falls after such Letter of Credit Payment Date.

         (6) Increased Costs. If after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any tax, reserve, special deposit or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder, and the result shall be to increase the cost to the Agent of issuing or maintaining any Letter of Credit, or reduce any amount receivable hereunder by the Agent in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of the Agent's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by the Agent, Borrower agrees to pay to the Agent, from time to time as specified by the Agent, such additional amounts as shall be sufficient to compensate the Agent for such increased costs or reductions in amounts received by the Agent. A certificate of the Agent submitted by the Agent to Borrower shall be conclusive as to the amount thereof in the absence of manifest error.

         (7) Obligations Absolute. The obligations of Borrower and any other applicable account parties under this Section 2.02 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower or any of the foregoing account parties may have or have had against the Agent or any beneficiary of a Letter of Credit. Borrower and the applicable account parties further agree with the Agent that the obligation for reimbursement in respect of any

         Letter of Credit shall not be affected by the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among Borrower and any other applicable account parties, or any of their Affiliates, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred or any claims or defenses whatsoever of Borrower or any other applicable account parties, or any of their Affiliates, against the beneficiary of any Letter of Credit or any such transferee. The Agent shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Borrower and any other applicable account parties agree that any action taken or omitted by the Agent under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence or willful misconduct, shall be binding upon them and shall not put the Agent under any liability to any of them.

         (8) Actions of Agent. The Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.

         (9) Indemnification. Borrower hereby agrees to indemnify and hold harmless the Agent, and its respective directors, officers and employees from and against any and all claims and damages, losses, liabilities, costs or expenses which the Agent may incur (or which may be claimed against the Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit or any actual or proposed use of any Letter of Credit, including, without limitation, any claims, damages, losses, liabilities, costs or expenses which the Agent may incur by reason of or on account of the Agent issuing any Letter of Credit which specifies that the term "beneficiary" included therein includes any successor by operation of law of the named beneficiary, but which Letter of Credit does not require that any drawing by any such successor beneficiary be accompanied by a copy of a legal document, satisfactory to the Agent, evidencing the appointment of such successor beneficiary; provided that Borrower shall not be required to indemnify the Agent for any claims, damages, losses, liabilities, costs or expenses (x) to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Agent in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (ii) the Agent's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit or (y) which are the subject of or are incurred in connection with any litigation or proceeding with respect to which (i) Borrower or any other applicable account parties, or their Affiliates, on the one hand, and (ii) the Agent, on the other hand, are directly opposing parties and with respect to which a final, non-appealable judgment has been rendered in favor of Borrower or such other applicable account party or their

         Affiliates by a court of competent jurisdiction. Nothing in this
         Section 2.02(9) is intended to limit the obligations of Borrower under any other provision of this Agreement.

2.03 SECTION. REDUCTION OF COMMITMENT. The Borrower shall have the right, upon at least three (3) Business Days' notice to the Agent, to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitment, provided that each partial reduction shall be in the amount of at least One Million and No/100 Dollars ($1,000,000.00), and provided further that no reduction shall be permitted if, after giving effect thereto, and to any prepayment made therewith, the outstanding and unpaid principal amount of the Revolving Credit Loans and Letters of Credit shall exceed the Revolving Credit Commitment. Any reduction in part of the unused portion of the Banks' Commitments shall be made in the proportion that each Bank's Commitment bears to the Revolving Credit Commitment. The Revolving Credit Commitment, once reduced or terminated, may not be reinstated. The Borrower shall pay a cancellation fee in the amount of $50,000.00 (to be shared by the Banks based on their Pro Rata Share), in the event the Revolving Credit Commitment is reduced to $10,000,000.00 or less under the provisions set forth in this Section 2.03 prior to December 31, 2002.

2.04 SECTION. NOTICE AND MANNER OF BORROWING. The Borrower shall give the Agent notice of any Revolving Credit Loans under this Agreement prior to 10:00 a.m. on the day of each Prime Loan, and at least three (3) Business Days before each LIBOR Loan, specifying: (1) the date of such Loan; (2) the amount of such Loan;
(3) the type of Loan; and (4) in the case of a LIBOR Loan, the duration of the Interest Period applicable thereto. The Agent shall promptly notify each Bank of each such notice. Not later than 11:00 a.m. (Central time) on the date of such Revolving Credit Loans, each Bank will make available to the Agent at the Agent's Principal Office in immediately available funds, such Bank's Pro Rata Share of such Revolving Credit Loans. After the Agent's receipt of such funds, not later than 11:00 a.m. (Central time) on the date of such Revolving Credit Loans and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such Revolving Credit Loans available to the Borrower in immediately available funds by crediting the amount thereof to the following account with the Agent: Account styled SCS Transportation, Inc. Operating Account, No. 209908769.

         All notices given under this Section 2.04 shall be irrevocable and shall be given not later than 10:00 a.m. (Central time) on the day which is not less than the number of Business Days specified above for such notice.

2.05 SECTION. NON-RECEIPT OF FUNDS BY AGENT. Unless the Agent shall have received notice from a Bank prior to the date on which such Bank is to provide funds to the Agent for a Loan to be made by such Bank that such Bank will not make available to the Agent such funds, the Agent may assume that such Bank has made such funds available to the Agent on the date of such Loan in accordance with Section 2.05 and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Bank shall not have so made such funds available to the Agent, such Bank agrees to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower by Agent until the date such amount is repaid to the Agent, at the Federal Funds Rate set by the Agent for the correction of errors among banks for three Business

Days and thereafter at the interest rate then applicable to the Revolving Credit Loans. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan for purposes of this Agreement. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the rate of interest applicable at the time to such proposed Loan.

         Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the interest rate then applicable to the Revolving Credit Loans.

2.06 SECTION. CONVERSIONS AND RENEWALS. The Borrower may elect from time to time to convert all or a part of one type of Loan into another type of Loan or to renew all or part of a Loan by giving the Agent written notice by submitting to Agent an Interest Rate Election Notice, in form and content as set forth on Schedule "2.06" hereto, at least one (1) Business Day before conversion into a Prime Loan, at least three (3) Business Days before conversion into or renewal of a LIBOR Loan, specifying: (1) the renewal or conversion date; (2) the amount of the Loan to be converted or renewed; (3) in the case of conversions, the type of Loan to be converted into; and (4) in the case of renewals of or a conversion into LIBOR Loans, the duration of the Interest Period applicable thereto; provided that (a) the minimum principal amount of each Loan outstanding after a renewal or conversion shall be Two Hundred Thousand and No/100 Dollars ($200,000.00) in the case of Prime Loans, and Four Million and No/100 Dollars ($4,000,000.00) in the case of LIBOR Loans; and (b) LIBOR Loans may be converted only on the last day of the Interest Period for such Loan. The Agent shall promptly notify each Bank of each such notice. All conversions and renewals shall be made in the proportion that each Bank's Loan bears to the total amount of all the Banks' Loans. All notices given under this Section 2.06 shall be irrevocable and shall be given not later than 10:00 a.m. (Central time) on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Agent the notice as specified above for the renewal or conversion of a LIBOR Loan prior to the end of the Interest Period with respect thereto, such LIBOR Loan shall automatically be converted into a Prime Loan on the last day of the Interest Period for such Loan. Notwithstanding anything provided in this Section 2.06 or in Section 2.04, Borrower shall have no more than four (4) LIBOR Loans outstanding at any one time.

2.07 SECTION. SETTLEMENT. It is agreed that each Bank's funded portion of the Revolving Credit Loan is intended by the Banks to be equal at all times to such Bank's Pro Rata Share of the outstanding Revolving Credit Loans. Notwithstanding such agreement, the Agent, and the other Banks agree (which agreement shall not be for the benefit of or enforceable by the Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Credit Loans shall take place on a periodic basis in accordance with the following provisions:

                  (i) The Agent shall request settlement ("Settlement") with the Banks on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) with respect to each outstanding Revolving Credit Loan, and (2) with respect to collections received, in each case, by notifying the Banks of such requested Settlement by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 10:00 a.m. (Tulsa, Oklahoma time) on the date of such requested Settlement (the "Settlement Date"). Each Bank shall make the amount of such Bank's Pro Rata Share of the outstanding principal amount of the Revolving Credit Loan with respect to which Settlement is requested available to the Agent in same day funds to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (Tulsa, Oklahoma time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in Article III have then been satisfied. Such amounts made available to the Agent shall be applied against the amount of the applicable Revolving Credit Loan and, together with the portion of such Revolving Credit Loan representing Bank's Pro Rata Share thereof, shall constitute Revolving Credit Loans of such Banks. If any such amount is not made available to the Agent by any Bank on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Bank together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Credit Loans.

                  (ii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent, each other Bank shall irrevocably and unconditionally purchase and receive from the Agent, without recourse or warranty, an undivided interest and participation in such Revolving Credit Loan to the extent of such Bank's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Bank's Pro Rata Share of such Revolving Credit Loan. If such amount is not in fact made available to the Agent by any Bank, the Agent shall be entitled to recover such amount on demand from such Bank together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Credit Loans.

                  (iii) From and after the date, if any, on which any Bank purchases an undivided interest and participation in any Revolving Credit Loan pursuant to subsection (ii) above, the Agent shall, subject to reimbursement to Agent for any amounts due from such Bank, promptly distribute to such Bank at such address as such Bank may request in writing, such Bank's Pro Rata Share of all payments of principal and interest received by the Agent in respect of such Revolving Credit Loan.

                  (iv) The Agent shall record on its books the principal amount of the Revolving Credit Loans owing to each Bank. In addition, each Bank is authorized, at such Bank's option, to note the date and amount of each payment or prepayment of principal of such Bank's Revolving Credit Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                  (v) All Revolving Credit Loans shall be made by the Banks simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Bank shall be responsible beyond such Bank's Commitment set forth in
Section 2.01 hereof for any failure by any other Bank to perform its obligation to make any Revolving Credit Loans hereunder, (b) no failure by any Banks to perform its obligation to make any Revolving Credit Loan hereunder shall excuse any other Bank from its obligation to make any Revolving Credit Loans hereunder, and (c) the obligations of each Bank hereunder shall be several, not joint and several.

2.08 SECTION. INTEREST. The Borrower shall pay interest to the Agent for the account of each Bank on the outstanding and unpaid principal amount of that Bank's Revolving Credit Loans made under this Agreement at a rate ("Note Rate") at all times equal to the Adjusted Prime Rate for each Prime Loan and the Adjusted LIBOR Rate for each LIBOR Loan. The Adjusted Prime Rate and the Adjusted LIBOR Rate shall be calculated, on any date of determination thereof, as follows:



------------------------------------------------------------------------ ---------------------- --------------------

                      FUNDED DEBT TO EBITDA RATIO                               ADJUSTED               ADJUSTED
                                                                               LIBOR RATE             PRIME RATE
------------------------------------------------------------------------ ---------------------- --------------------
Greater than or equal to 2.25 to 1                                              LIBOR Rate           Prime Rate
                                                                                 plus 2.00%           plus .25%
------------------------------------------------------------------------ ---------------------- --------------------
Greater than or equal to 1.50 to 1 but less than 2.25 to 1                      LIBOR Rate          Prime Rate
                                                                                 plus 1.75%
------------------------------------------------------------------------ ---------------------- --------------------
Less than 1.50 to 1                                                             LIBOR Rate          Prime Rate
                                                                                 plus 1.50%
------------------------------------------------------------------------ ---------------------- --------------------



         The Adjusted LIBOR Rate and Adjusted Prime Rate shall be recalculated on not less than a quarterly basis, on the date on which the Agent is in receipt of Borrower's most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 5.01 hereof ("Pricing Date"). From the date of this Agreement to the first recalculation, the Adjusted LIBOR Rate shall be set at the LIBOR Rate plus one and three-quarters percent (1.75%), and the Adjusted Prime Rate shall be set at the Prime Rate. The Note Rate shall be established based on the Funded Debt to EBITDA Ratio for the most recently completed fiscal quarter and the Note Rate established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 5.01 hereof, until such financial statements and audit report are delivered, the Note Rate shall be the Prime Rate plus one quarter of one percent (.25%). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Note Rate established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Note Rate established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Note Rate made by the Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Banks if reasonably determined.

         Any change in the Note Rate resulting from a change in the Prime Rate shall be effective as of the opening of business on the day on which such change in the Prime Rate becomes effective.

         Interest on each Loan shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

         Interest on the Loans shall be paid in immediately available funds to the Agent at its Principal Office for the account of the applicable Lending Office of each Bank as follows:

         (1) For each Prime Loan on the first (1st) day of each month commencing the first such date after such Loan and continuing until the earlier of
         (i) the date such Prime Loan is paid in full or (ii) the Termination Date.

         (2) For each LIBOR Loan, on the earlier of (i) the last day of the Interest Period with respect to such LIBOR Loan or (ii) the Termination Date.

2.09 SECTION. DEFAULT RATE; LATE PAYMENT FEE. If any Event of Default occurs hereunder, interest from the date of such default shall accrue on the principal balance of all Revolving Credit Loans and on any past due interest thereon at the rate of two percent (2%) per annum above the nondefault interest rate accruing hereunder. The Agent may collect, for the benefit of each Bank based upon its Pro Rata Share, a late charge not to exceed an amount equal to five percent (5%) of the amount of any payment due hereunder which is not paid within ten (10) days from the due date thereof, for the purpose of covering extra expenses involved in handling delinquent payments.

2.10 SECTION. UNUSED PORTION FEE. The Borrower agrees to pay to the Agent for the account of each Bank an Unused Portion Fee on the average daily unused portion of such Bank's Commitment from the date of this Agreement until the Termination Date at the rate of three eights of one percent (3/8 of 1%) per annum, payable on the first (1st) day of each quarter during the term of such Bank's Commitment, commencing January 1, 2003, and ending on the Termination Date. Upon receipt of any Unused Portion Fees, the Agent will promptly thereafter cause to be distributed such payments to the Banks in accordance with each Bank's Pro Rata Share of such payments.

2.11 SECTION. NOTES. All Revolving Credit Loans made by each Bank under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the Borrower in substantially the form of Schedule "2.11", duly completed, dated the date of this Agreement, and payable to such Bank for the account of its applicable Lending Office, such Note to represent the obligation of the Borrower to repay the Revolving Credit Loans. Each Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by such Bank for the account of its applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by such Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Note held by such Bank. All Revolving Credit Loans shall be repaid on the Termination Date.

2.12 SECTION. PAYMENTS. The Borrower may, upon at least One (1) Business Day's notice to the Agent in the case of Prime Loans and at least Three (3) Business Days' notice to the agent in the case of LIBOR Loans, pay the Notes, without premium or penalty, in whole or in part with accrued interest to the date of such payment on the amount paid, provided that LIBOR Loans may be paid, without premium or penalty, only on the last day of the Interest Period for such Loans. Upon receipt of any such payments, the Agent will promptly thereafter cause to be distributed such payment to each Bank for the account of its applicable Lending Office in the proportion that each such Bank's Loan to which the payment applies bears to the total amount of all the Banks' Loans to which the payment applies.

2.13 SECTION. METHOD OF PAYMENT. The Borrower shall make each payment under this Agreement and under the Notes not later than 3:00 p.m. (Central time) on the date when due in lawful money of the United States to the Agent at its Principal Office for the account of the applicable Lending Office of each Bank in immediately available funds. The Agent will promptly thereafter cause to be distributed (1) such payments of principal and interest in like funds to each Bank for the account of its applicable Lending Office based upon its Pro Rata Share thereof and (2) other fees payable to any Bank to be applied in accordance with the terms of this Agreement. The Borrower hereby authorizes each Bank, if and to the extent payment is not made when due under this Agreement or under the Notes, to charge from time to time against any account of the Borrower with such Bank any amount as due. Whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest and the commitment fee, as the case may be, except, in the case of a LIBOR Loan, if the result of such extension would be to extend such payment into another calendar month, such payment shall be made on the immediately preceding Business Day.

2.14 SECTION. USE OF PROCEEDS. The proceeds of the Loan hereunder shall be used by the Borrower for general corporate purposes including, without limitation, working capital, letters of credit and capital expenditures. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Persons for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors.

2.15 SECTION. ILLEGALITY. Notwithstanding any other provision in this Agreement, if any Bank determines that any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for such Bank (or its Lending Office) to maintain or fund its LIBOR Loans, then upon thirty (30) days notice to the Borrower (with a copy to the Agent) by such Bank the outstanding principal amount of all LIBOR Loans, together with interest accrued thereon, and any other amounts payable to each Bank under this Agreement shall be repaid (a) immediately upon demand of such Bank if such change or compliance with such request, in the judgment of such Bank, requires immediate repayment, or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request.

2.16 SECTION. DISASTER. Notwithstanding anything to the contrary herein, if the Agent determines (which determination shall be conclusive) that:

         (1) Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate, are not being provided in the relevant amounts or for the relative maturities for purposes of determining the rate of interest on a LIBOR Loan as provided in this Agreement; or

         (2) If the Majority Banks determine (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR Rate, upon the basis of which the rate of interest for any such type of Loan is to be determined do not accurately cover the cost to the Banks of making or maintaining such type of Loans;

then the Agent shall forthwith give notice thereof to the Borrower, whereupon
(a) the obligation of the Banks to make LIBOR Loans, shall be suspended until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, and (b) the Borrower shall repay in full the then outstanding principal amount of each LIBOR Loan, together with accrued interest thereon, on the last day of the then current Interest Period applicable to such Loan.

2.17 SECTION. INCREASED COST. From time to time upon a thirty (30) day notice to the Borrower from a Bank (with a copy to the Agent) the Borrower shall pay to the Agent for the account of the applicable Bank such amounts as any Bank may determine to be necessary to compensate such Bank for any costs incurred by such Bank which such Bank determines are attributable to its making or maintaining any LIBOR Loans hereunder or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by such Bank under this Agreement or its
Note in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Agreement in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a class of banks including such Bank of or under U.S. federal, state, municipal, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which:
(1) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on the overall net income of such Bank or of its Lending Office for any of such Loans by the jurisdiction where the Principal Office or such Lending Office is located); or (2) imposes or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of LIBOR Rate); or (3) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities). Such Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section
2.17 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

         Determinations by any Bank for purposes of this Section 2.17 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate any such Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

2.18 SECTION. RISK-BASED CAPITAL. In the event that any Bank determines that
(1) compliance with any judicial, administrative, or other governmental interpretation of any law or regulation or (2) compliance by such Bank or any corporation controlling such Bank with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) has the effect of requiring an increase in the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank, and such Bank determines that such increase is based upon its obligations hereunder, and other similar obligations, the Borrower shall pay to the Agent, for the account of the applicable Bank, such additional amount as shall be certified by the Bank to be the amount allocable to such Bank's obligations to the Borrower hereunder. Such Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement that will entitle such Bank to compensation pursuant to this Section 2.18 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation.

         Determinations by any Bank for purposes of this Section 2.18 of the effect of any increase in the amount of capital required to be maintained by such Bank and of the amount allocable to such Bank's obligations to the Borrower hereunder shall be conclusive, provided that such determinations are made on a reasonable basis.

2.19 SECTION. FUNDING LOSS INDEMNIFICATION. Upon notice to the Borrower from a Bank (with a copy to the Agent) the Borrower shall pay to the Agent for the account of the applicable Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred as a result of:

         (1) Any payment of a LIBOR Loan on a date other than the last day of the Interest Period for such Loan including, but not limited to acceleration of the Loans by the Agent pursuant to Section 7.01 or any prepayment of a LIBOR Loan under Sections 2.15 or 2.16; or

         (2) Any failure by the Borrower to borrow or convert, as the case may be, a LIBOR Loan on the date for borrowing or conversion, as the case may be, specified in the relevant notice under Section 2.06.


                                   3 ARTICLE

                              CONDITIONS PRECEDENT

3.01 SECTION. CONDITIONS PRECEDENT TO INITIAL LOAN. The obligation of each Bank to advance funds under the initial Revolving Credit Loan to the Borrower and of the Agent to issue a Letter of Credit is subject to the conditions precedent that the Agent shall have received on or before the day of such Revolving Credit Loan or date of issuance of such Letter of Credit each of the following, in form and substance satisfactory to the Agent and its counsel and (except for the Notes) in sufficient copies for each Bank:
         (1) NOTES. The Note of each Bank duly executed by the Borrower;

         (2) EVIDENCE OF ALL CORPORATE ACTION BY THE BORROWER. Certified (as of the date of this Agreement) copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

         (3) BORROWER ORGANIZATIONAL DOCUMENTS. A certified copy of Borrower's Articles of Organization, and a copy of Borrower's Bylaws, with any amendments or modifications thereto.

         (4) INCUMBENCY AND SIGNATURE CERTIFICATE OF BORROWER. A certificate (dated as of the date of this Agreement) of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement;

         (5) OPINION OF COUNSEL FOR BORROWER. A favorable opinion of counsel for the Borrower, in substantially the form of Schedule "3.01(5)", and as to such other matters as the Bank may reasonably request;

         (6) GUARANTY. A Guaranty duly executed by each Guarantor;

         (7) EVIDENCE OF ALL CORPORATE ACTION BY GUARANTOR. Certified (as of the date of this Agreement) copies of all corporate action taken by each Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of the Guaranty;

         (8) GUARANTOR ORGANIZATIONAL DOCUMENTS. A certified copy of each Guarantor's Articles of Organization, and a copy of each Guarantor's Bylaws, with any amendments or modifications thereto.

         (9) INCUMBENCY AND SIGNATURE CERTIFICATE OF GUARANTOR. A certificate (dated as of the date of this Agreement) of the Secretary of each Guarantor certifying the names and true signatures of the officers of the Guarantor authorized to sign the Guaranty;

         (10) OPINION OF COUNSEL FOR GUARANTOR. A favorable opinion of counsel for the Guarantor, in substantially the form of Schedule "3.01(10)", and as to such other matters as any Bank may reasonably request; and

         (11) BORROWING BASE. A completed Borrowing Base Certificate executed by an Authorized Officer, which Borrowing Base Certificate has been verified by an audit conducted by the Agent.

         (12) RELEASES. Full and final written releases, in form and content acceptable to all Banks, of the guarantees given by Guarantors under the terms of the Revolving Credit Agreement dated April 5, 2001, between Yellow Corporation, a Delaware corporation, certain lenders thereunder, and Bank One, NA, as Agent.

         (13) FIELD AUDIT. An acceptable field audit has been completed by Agent, and reviewed and approved by all Banks.

         (14) RELATED PROCEEDINGS. The Prudential Agreement shall be satisfactory in substance and form to the Agent and the Banks and shall be in full force and effect, and the Agent shall have received evidence satisfactory to the Agent that the transactions contemplated by the Prudential Agreement have been consummated.

         (15) SPINOFF. The transaction resulting in the spin-off by Yellow Corporation, a Delaware corporation, to its shareholders of all of the capital stock of Borrower, in accordance with the terms and conditions set forth in Borrower's Information Statement dated September 10, 2002, shall have been consummated.

         (16) ADDITIONAL ITEMS. Additional documents or certificates with respect to legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by the Agent or the Banks.

3.02 SECTION. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of each Bank to make each Revolving Credit Loan (including the initial Revolving Credit Loan) and of the Agent to issue any Letter of Credit shall be subject to the further conditions precedent that on the date of such Loan or issuance of such Letter of
Credit:

         (1) The following statements shall be true and the Agent shall have received a certificate signed by a duly Authorized Officer of Borrower dated the date of such Revolving Credit Loan, stating that

                  (a) The representations and warranties contained in Article IV of this Agreement, and in the Guaranty are correct on and as of the date of such Loans as though made on and as of such date; and

                  (b) No Default or Event of Default has occurred and is continuing, or would result from such Loans; and

         (2) The Agent shall have received such other approvals, opinions, or documents as any Bank through the Agent may reasonably request.


                                   4 ARTICLE

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents, covenants and warrants as follows (all references to "SUBSIDIARY" and "SUBSIDIARIES" in this Article IV shall be deemed omitted if the Borrower has no Subsidiaries at the time the representations herein are made and repeated):

4.01 SECTION. ORGANIZATION The Borrower is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, each Subsidiary is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and the Borrower has and each Subsidiary has the power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

4.02 SECTION. FINANCIAL STATEMENTS. The Borrower has furnished to Agent the following financial statements, certified by a principal financial officer of the Borrower: (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, in each of the two fiscal years of the Borrower most recently completed prior to the date as of which this representation is made or repeated (other than fiscal years completed within 90 days prior to such date for which audited financial statements have not been released) and consolidated statements of income, cash flows and a consolidated statement of shareholders' equity of the Borrower and its Subsidiaries for each such year, all reported on by Arthur Andersen LLP (for periods prior to January 1, 2002) and KPMG LLP or another nationally recognized public accounting firm (for periods on and after January 1, 2002); and (ii) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of the quarterly period (if any) most recently completed prior to such date and after the end of such fiscal year (other than quarterly periods completed within 45 days prior to such date for which financial statements have not been released) and the comparable quarterly period in the preceding fiscal year and consolidated statements of income, cash flows and a consolidated statement of shareholders' equity for the periods from the beginning of the fiscal years in which such quarterly periods are included to the end of such quarterly periods, prepared by the Borrower. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of the Borrower and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of the Borrower and its Subsidiaries as at the dates thereof, and the statements of income, cash flows and stockholders' equity fairly present the results of the operations of the Borrower and its Subsidiaries and their cash flows for the periods indicated. There has been no material adverse change in the business, property or assets, condition (financial or otherwise) operations or prospects of the Borrower and its Subsidiaries taken as a whole since the end of the most recent fiscal year for which such audited financial statements have been furnished.

4.03 SECTION. ACTIONS PENDING. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, or any properties or rights of the Borrower or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which might result in any material adverse change in the business, property or assets, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries taken as a whole. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which purports to affect the validity or enforceability of this Agreement or any Note.

4.04 SECTION. OUTSTANDING INDEBTEDNESS. Neither the Borrower nor any of its Subsidiaries has outstanding any Indebtedness except as permitted by Section
6.03. There exists no default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto.

4.05 SECTION. TITLE TO PROPERTIES. The Borrower has and each of its
Subsidiaries has good and indefeasible title to its respective real properties (other than properties which it leases) and good title to all of its other respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in Section 4.02 (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 6.02. All leases necessary in any material respect for the conduct of the respective businesses of the Borrower and its Subsidiaries are valid and subsisting and are in full force and effect.

4.06 SECTION. TAXES. The Borrower has and each of its Subsidiaries has filed all federal, state and other income tax returns which, to the best knowledge of the officers of the Borrower and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

4.07 SECTION. CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, condition (financial or otherwise) or operations. Neither the execution nor delivery of this Agreement or the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to, the charter or by-laws of the Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Borrower or any of its Subsidiaries is subject. Neither the Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Borrower of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule "4.07" attached hereto.

4.08 SECTION. OFFERING OF NOTES. Neither the Borrower nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Borrower for sale to, or solicited any offers to buy the Notes or any similar security of the Borrower from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Borrower nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of Section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

4.09 SECTION. USE OF PROCEEDS. The proceeds of the Notes will be used for general corporate purposes including working capital, letter of credit and capital expenditures. None of the proceeds of the Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as defined in Regulation U (12 CFR
Part 221) of the Board of Governors of the Federal Reserve System ("MARGIN STOCK") or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

4.10 SECTION. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Borrower or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Borrower, any Subsidiary or any ERISA Affiliate which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries taken as a whole. Neither the Borrower, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the business, property or assets, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance of the Notes will be exempt from or will not involve any transaction which is subject to the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code.

4.11 SECTION. GOVERNMENTAL CONSENT. Neither the nature of the Borrower or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Borrower or any Subsidiary and any other Person, nor any circumstance in connection with the delivery of the Notes is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any court or administrative or governmental or regulatory body in connection with the execution and delivery of this Agreement, the delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

4.12 SECTION. ENVIRONMENTAL COMPLIANCE. The Borrower and its Subsidiaries and all of their respective properties and facilities have complied at all times and in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations relating to protection of the environment except, in any such case, where failure to comply could not result in a material adverse effect on the business, condition (financial or otherwise) or operations of the Borrower and its Subsidiaries taken as a whole.

4.13 SECTION. UTILITY BORROWER STATUS. Neither the Borrower nor any Subsidiary is a (i) "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended or (ii) public utility within the meaning of the Federal Power Act, as amended.

4.14 SECTION. INVESTMENT COMPANY STATUS. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

4.15 SECTION. DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to the Banks by or on behalf of the Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Borrower or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Borrower can now foresee) materially adversely affect the business, property or assets, condition (financial or otherwise) or operations of the Borrower or any of its Subsidiaries and which has not been set forth in this Agreement.

4.16 SECTION. HOSTILE TENDER OFFERS. None of the proceeds of any Notes will be used to finance a Hostile Tender Offer.

4.17 SECTION. INTERSTATE COMMERCE ACT. Neither the Borrower nor any Subsidiary is a "rail carrier" or a person controlled by or affiliated with a "rail carrier" within the meaning of Title 49, U.S.C., and the Borrower is not a "carrier" to which 49 U.S.C. Section 11301(b)(1) is applicable.


                                   5 ARTICLE

                              AFFIRMATIVE COVENANTS

         So long as any Note is outstanding and unpaid, the Borrower covenants as follows:

5.01 SECTION. FINANCIAL STATEMENTS; NOTICE OF DEFAULTS. The Borrower will deliver to Agent in duplicate:

         (1) as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year (or, if earlier, such date as the Borrower is required to file a Quarterly Report on Form 10-Q with the SEC), consolidating and consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidating and a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Borrower, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form 10-Q of the Borrower for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated financial statements so long as such statements contained in such Quarterly Report on Form 10-Q are prepared in accordance with GAAP;

         (2) as soon as practicable and in any event within 90 days after the end of each fiscal year (or, if earlier, such date as the Borrower is required to file an Annual Report on Form 10-K with the SEC), consolidating and consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for such year, and a consolidating and consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Majority Bank(s) and, as to the consolidated statements, reported on by independent public accountants of recognized national standing selected by the Borrower whose report shall be without limitation as to scope of the audit and satisfactory in substance to the Majority Bank(s) and, as to the consolidating statements, certified by an authorized financial officer of the Borrower; provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Borrower for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (ii) with respect to consolidated financial statements so long as such statements contained in such Annual Report on Form 10-K are prepared in accordance with GAAP;

         (3) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (without exhibits) and all reports which it files with the SEC;

         (4) promptly upon receipt thereof, a copy of each other report submitted to the Borrower or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower or any Subsidiary;

         (5) no later than January 31 of each year, a copy of the annual operating budget of Borrower and its Subsidiaries; and

         (6) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as such holder may reasonably request.

Together with each delivery of financial statements required by clauses (1) and
(2) above, the Borrower will deliver to Agent an Officer's Certificate calculating the Funded Debt to EBITDA Ratio and demonstrating (with computations in reasonable detail) compliance by the Borrower and its Subsidiaries with the provisions of Sections 6.01(1), 6.01(2), 6.01(3), 6.01(4) and 6.07 and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto. Together with each delivery of financial statements required by clause (2) above, the Borrower will deliver to Agent a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

                  The Borrower also covenants that immediately after any Responsible Officer obtains knowledge of an Event of Default or Default, it will deliver to Agent an Officer's Certificate specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

5.02 SECTION. INSPECTION OF PROPERTY. The Borrower will permit any Person designated by any Bank in writing, at such Bank's expense if no Default or Event of Default exists and at the Borrower's expense if a Default or Event of Default does exist, to visit and inspect any of the properties of the Borrower and its Subsidiaries, to examine the corporate books and financial records of the Borrower and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as Banks may reasonably request.

5.03 SECTION. COVENANT TO SECURE NOTES EQUALLY. The Borrower will, if it or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 6.02 (unless prior written consent of all the Banks to the creation or assumption thereof shall have been obtained), make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Indebtedness thereby secured so long as any such other Indebtedness shall be so secured.

5.04 SECTION. COMPLIANCE WITH LAWS. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Borrower and its Subsidiaries taken as a whole.

5.05 SECTION. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

5.06 SECTION. MAINTENANCE OF EXISTENCE. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises; provided that nothing in this Section
5.06 shall prevent the abandonment or termination of the existence of any Subsidiary, or the rights or franchises of any Subsidiary or the Borrower if such abandonment or termination would not have a material adverse effect upon the business, condition (financial or otherwise) operations or prospects of the Borrower and its Subsidiaries taken as a whole.

5.07 SECTION. MAINTENANCE OF PROPERTY. The Borrower will, and will cause each of its Subsidiaries to, at all times maintain and preserve all property used or useful in its business in good working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times, except to the extent that the failure to do so would not have a material adverse effect upon the business, condition (financial or otherwise), operations or prospects of the Borrower and its Subsidiaries taken as a whole.

5.08 SECTION. PAYMENT OF TAXES. The Borrower will, and will cause each of its Subsidiaries to, pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, prior to the time penalties would attach thereto, as well as lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be subject to an active challenge or contest initiated in good faith for which adequate reserves have been established in accordance with GAAP.

5.09 SECTION. PARITY WITH OTHER INDEBTEDNESS. The Borrower will, and will cause its Subsidiaries to, execute all such documents and take all such actions as the Majority Banks may reasonably request in order to assure that at all times (i) the Notes shall rank in right of payment senior to or pari passu with all other Indebtedness of the Borrower and (ii) each Guarantor's guaranty obligations under the Guaranty Agreement in respect of the Notes shall rank in right of payment senior to or pari passu with all other Indebtedness of such Subsidiary Guarantor.

5.10 SECTION. ERISA. The Borrower covenants that it and each of its Subsidiaries will deliver to Agent promptly and in any event within 10 days after it knows or has reason to know of the occurrence of any event of the type specified in clause (14) of Section 7.02 notice of such event and the likely impact on the Borrower and its Subsidiaries. In the event it or any Subsidiary have participated, now participates or will participate in any Plan or Multiemployer Plan, the Borrower covenants that it and any such Subsidiary will deliver to Agent: (i) promptly and in any event within 10 days after it knows or has reason to know of the occurrence of a Reportable Event with respect to a Plan, a copy of any materials required to be filed with the PBGC with respect to such Reportable Event, together with a statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto; (ii) at least 10 days prior to the filing by any plan administrator of a Plan of a notice of intent to terminate such Plan, a copy of such notice; (iii) promptly upon the reasonable request of Agent, and in no event more than 10 days after such request, copies of each annual report on Form 5500 that is filed with the Internal Revenue Service, together with certified financial statements for the Plan (if any) as of the end of such year and actuarial statements on Schedule B to such Form 5500; (iv) promptly and in any event within 10 days after it knows or has reason to know of any event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, a statement of the chief financial officer of the Borrower describing such event or condition; (v) promptly and in no event more than 10 days after its or any ERISA Affiliate's receipt thereof, the notice concerning the imposition of any withdrawal liability under section 4202 of ERISA; and (vi) promptly after receipt thereof, a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC or the Internal Revenue Service with respect to any Plan or Multiemployer Plan; provided, however, that this Section 5.10 shall not apply to notices of general application promulgated by the PBGC or the Internal Revenue Service.

5.11 SECTION. ENVIRONMENTAL COVENANTS.

         (1) The Borrower will maintain an environmental management system that is designed (A) to monitor the Borrower's and its Subsidiaries' compliance with Environmental and Safety Laws, and (B) to minimize the Borrower's and its Subsidiaries' exposure to liabilities under Environmental and Safety Laws, including, but not limited to, the Borrower's and its Subsidiaries' exposure to liabilities under contracts or agreements with its customers or partners. In addition, the environmental management system shall ensure that the Borrower's and its Subsidiaries' potential exposures to liabilities under Environmental and Safety Laws are adequately insured against pursuant to Section 5.05.

         (2) The Borrower will immediately notify Agent of and provide Agent with copies of any notifications of violations or notifications of discharges or releases or threatened releases or discharges of a Hazardous Substance on, upon, into or from any property of the Borrower or any Subsidiary, or any property where the Borrower or its Subsidiaries is conducting operations, which are received or are given or required to be given by or on behalf of the Borrower or any of its Subsidiaries to any federal, state or local governmental agency or authority if any of the foregoing may materially and adversely affect the Borrower or any of its Subsidiaries. Copies of such notifications shall be delivered to Agent at the same time as they are delivered to the governmental agency or authority.

         (3) The Borrower further agrees promptly to undertake and pursue diligently to completion, or to cause its Subsidiaries to undertake and pursue diligently to completion, any appropriate and legally required remedial containment and cleanup action in the event of any release or discharge or threatened release or discharge of a Hazardous Substance on, upon, into or from any property of the Borrower or any Subsidiary.

         (4) At all times, the Borrower will maintain and retain, or cause its Subsidiaries to maintain and retain, complete and accurate records of all releases, discharges or other disposal of Hazardous Substances on, onto, into or from (A) any property of the Borrower or any Subsidiary, or (B) any property on or adjacent to which the Borrower or any of its Subsidiaries conducts operations ("THIRD PARTY PROPERTY") if such releases, discharges, or other disposal on Third Party Properties is caused by the Borrower or any of its Subsidiaries or any Person under their control or acting on their behalf.

5.12 SECTION. MOST FAVORED LENDER STATUS. The Borrower will not amend the Prudential Agreement to include one or more Additional Covenants or Additional Defaults, unless prior written consent to such amendment shall have been obtained from all Banks; provided, however, in the event that the Borrower or any Subsidiary shall enter into, assume or otherwise become bound by or obligated under any such agreement without prior written consent of all Banks, the terms of this Agreement shall, without any further action on the part of the Borrower, the Banks or the Agent, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Borrower further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the Banks and the Agent) an amendment to this Agreement in form and content satisfactory to the Banks evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph 5.12, but shall merely be for the convenience of the parties hereto.


                                   6 ARTICLE

                               NEGATIVE COVENANTS

         So long as any Note or other amount due hereunder is outstanding and unpaid, the Borrower covenants as follows:

6.01 SECTION. FINANCIAL COVENANTS.

(1) TOTAL INDEBTEDNESS TO EBITDAR RATIO. The Borrower will not permit, on any date, the ratio of (i) Total Indebtedness excluding all letters of credit on such date to (ii) EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to be greater than 2.75 to 1.0.

(2) ADJUSTED TOTAL INDEBTEDNESS TO EBITDAR RATIO. The Borrower will not permit, on any date, the ratio of (i) Total Indebtedness excluding letters of credit other than those issued under Section 2.02 hereof, on such date to (ii) EBITDAR for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to be greater than 3.00 to 1.0.

(3) INTEREST COVERAGE. The Borrower will not permit, on any date, the ratio of EBIT to Interest Expense in each case for the period of four consecutive quarters ended on or prior to such date, to be less than
         1.75 to 1.00.

(4) TANGIBLE NET WORTH. The Borrower will not permit Tangible Net Worth at any time to be less than $113,000,000 plus the sum of (i) 75% of positive Net Income in each fiscal quarter commencing with the fiscal quarter ended September 30, 2002 and (ii) 75% of the Net Proceeds from the issuance and sale of equity securities after the date hereof.

6.02 SECTION. LIENS, INDEBTEDNESS, AND OTHER RESTRICTIONS.

         (1) LIENS. The Borrower will not and will not permit any Subsidiary to create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired, or any income, participation, royalty or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Section 5.03), except

                  (a) Liens for taxes, assessments or other governmental levies or charges not yet due or which are being contested in good faith by the Borrower or any Subsidiary for which adequate reserves have been taken in accordance with GAAP;

                  (b) statutory Liens of landlords and Liens of carriers, contractors, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or are being contested in good faith by the Borrower or any Subsidiary for which adequate reserves have been taken in accordance with GAAP;

                  (c) Liens on property or assets of a Subsidiary to secure obligations of such Subsidiary to the Borrower or a Wholly Owned Subsidiary;

                  (d) Liens (other than any Lien imposed by ERISA) incurred, or deposits made, in the ordinary course of business (A) in connection with workers' compensation, unemployment insurance, old age benefit and other types of social security, (B) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, performance bonds, purchase, construction, government or sales contracts and other similar obligations or (C) otherwise to satisfy statutory or legal obligations; provided that in each such case such Liens (1) were not incurred or made in connection with the incurrence or maintenance of Indebtedness, the borrowing of money, the obtaining of advances or credit, and (2) do not in the aggregate materially detract from the value of the property or assets so encumbered or materially impair the use thereof in the operation of its business;

                  (e) Liens in existence on the date hereof as set forth on Schedule "6.02(1)(e)" hereto;

                  (f) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to use of real property, that are necessary for the conduct of the operations of the Borrower and its Subsidiaries or that customarily exist on properties of corporations engaged in similar businesses and are similarly situated and that do not in any event materially impair their value or their use in the operations of the Borrower and its Subsidiaries;

                  (g) any attachment or judgment Lien with respect to an obligation in excess of $2,500,000, unless the judgment it secures shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal; and

                  (h) at any time before December 31, 2002, Liens represented by the mortgages and deeds of trust listed as items 1, 2, 3, and 4 in Schedule "6.02(1)(e)" provided none of such mortgages or deeds of trust secure any Indebtedness.

6.03 SECTION. DEBT. The Borrower will not and will not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except

         (1) Indebtedness of any Subsidiary to the Borrower or a Wholly Owned Subsidiary;

         (2) Indebtedness of any Guarantor under the Guaranty Agreement;

         (3) Indebtedness of any Guarantor under any Prudential guaranty so long as the Sharing Agreement is in effect; or

         (4) obligations of Borrower under this Agreement, the Prudential Agreement, the Prudential Term Notes, the Subordinated Debt, the present value of Rental Obligations and other Indebtedness not to exceed $25,000,000 in the aggregate.

6.04 SECTION. LOANS, ADVANCES AND INVESTMENTS. The Borrower will not and will not permit any Subsidiary to make or permit to remain outstanding any loan or advance to, or extend credit other than credit extended in the normal course of business to any Person who is not an Affiliate of the Borrower to, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or commit to do any of the foregoing, (all of the foregoing collectively being "INVESTMENTS"), except

         (1) investments in, and loans or advances to, any Wholly Owned Subsidiary;

         (2) stock, obligations or other securities of, or capital contributions to, a Wholly Owned Subsidiary or a corporation which immediately after the purchase or acquisition of such stock, obligations or other securities will be a Wholly Owned Subsidiary;

         (3) obligations backed by the full faith and credit of the United States Government (whether issued by the United States Government or an agency thereof), and obligations guaranteed by the United States Government, in each case which mature within one year from the date acquired;

         (4) demand and time deposits with, or certificates of deposit issued by, any commercial bank or trust company (A) organized under the laws of the United States or any of its states or having branch offices therein, (B) having equity capital in excess of

         $250,000,000 and (C) which issues either (1) senior debt securities rated A or better by S&P, or by Moody's or (2) commercial paper rated A-1 by S&P or Prime-1 by Moody's, in each case payable in the United States in United States dollars, in each case which mature within one year from the date acquired;

         (5) readily marketable commercial paper rated as A-1 or better by S&P or Prime-1 or better by Moody's (or, in either case, an equivalent rating from another nationally recognized credit rating agency) and maturing not more than 270 days from the date acquired;

         (6) bonds, debentures, notes or similar debt instruments issued by a state or municipality given a "AA" rating or better by S&P or an equivalent rating by another nationally recognized credit rating agency and maturing not more than one year from the date acquired;

         (7) negotiable instruments endorsed for collection in the ordinary course of business;

         (8) the loans, investments and advances existing as of the date hereof and listed on Schedule "6.04(8)" hereto.

         Notwithstanding the foregoing, no Subsidiary shall acquire any stock, obligations or securities of, the Borrower, except as a result of participant directed investments in the Subsidiaries nonqualified capital accumulation plans.

6.05 SECTION. SALE OF STOCK AND INDEBTEDNESS OF SUBSIDIARIES. The Borrower will not and will not permit any Subsidiary to sell or otherwise dispose of, or part with control of, any shares of stock or Indebtedness of any Subsidiary, except
(i) to the Borrower or a Wholly Owned Subsidiary or (ii) that all shares of stock and Indebtedness of any Subsidiary at the time owned by or owed to the Borrower and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Board of Directors of the Borrower) at the time of sale of the shares of stock and Indebtedness so sold; provided that (A) such sale or other disposition is treated as a Transfer of assets of such Subsidiary and is permitted by
Section 6.07 and (B) at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Indebtedness of any other Subsidiary (unless all of the shares of stock and Indebtedness of such other Subsidiary owned, directly or indirectly, by the Borrower and all Subsidiaries are simultaneously being sold as permitted by this Section 6.05).

6.06 SECTION. MERGER AND CONSOLIDATION; SUBSIDIARIES. The Borrower will not and will not permit any Subsidiary to merge or consolidate with or into any other Person, except that:


         (1) any Subsidiary may merge or consolidate with or into the Borrower provided that the Borrower is the continuing or surviving corporation;

         (2) any Subsidiary may merge or consolidate with or into a Wholly Owned Subsidiary provided that such Wholly Owned Subsidiary is the continuing or surviving corporation;

         (3) the Borrower may consolidate or merge with any other corporation if
         (A) the Borrower is the continuing or surviving corporation and is a solvent corporation duly organized and existing under the laws of any state of the United States of America, or the District of Columbia, with substantially all of its assets located and substantially all of its operations conducted within the United States of America, and such continuing or surviving corporation expressly assumes, by a written agreement satisfactory in form and substance to the Majority Banks (which agreement may require, in connection with such assumption, the delivery of such opinions of counsel as the Majority Banks may require), the obligations of the Borrower under this Agreement and the Notes, including all covenants herein and therein contained, and such successor or acquiring entity shall succeed to and be substituted for the Borrower with the same effect as if it had been named herein as a party hereto, provided, however, that no such sale shall release the Borrower from any of its obligations and liabilities under this Agreement or the Notes unless such sale is followed by the complete liquidation of the Borrower and substantially all the assets of the Borrower immediately following such sale are distributed to the successor or acquiring entity in such liquidation, (B) no Default or Event of Default exists before or after such merger or consolidation,
         (C) the Tangible Net Worth of the surviving corporation is at least as great as the Tangible Net Worth of the Borrower immediately prior to such merger or consolidation and (D) the core managers of Borrower or the merging Subsidiary prior to the merger shall be the core managers of the continuing or surviving entity;

         (4) any Subsidiary may merge or consolidate with any other corporation, provided that, immediately after giving effect to such merger or consolidation (a) a Wholly Owned Subsidiary shall be the continuing or surviving corporation and (b) no Default or Event of Default exists before or after such merger or consolidation and (c) the Tangible Net Worth of the Borrower following the merger or consolidation is at least as great as the Tangible Net Worth of the Borrower immediately prior to such merger or consolidation; and

         (5) Notwithstanding anything to the contrary in this Section 6.06, any surviving or newly acquired or created Subsidiary or Wholly Owned Subsidiary shall continue to be or shall become a guarantor hereunder at the time of consummation of the merger or consolidation or acquisition of such Subsidiary.

6.07 SECTION. TRANSFER OF ASSETS. The Borrower will not and will not permit any Subsidiary to Transfer, or agree or otherwise commit to Transfer, any of its assets except that


         (1) any Subsidiary may Transfer assets to the Borrower or a Wholly Owned Subsidiary;

         (2) the Borrower or any Subsidiary may sell inventory in the ordinary course of business;

         (3) the Borrower or any Subsidiary may otherwise Transfer assets, provided that after giving effect thereto (A) the aggregate value of any assets Transferred in any period of 12 consecutive months does not exceed 5% of Tangible Assets as of the end of the fiscal quarter immediately preceding such Transfer; provided however that the aggregate amount of sales proceeds which are reinvested within 90 days in similar assets within the United

         States that are not subject to Liens for borrowed money (before or after acquisition) will be deducted in determining this 5% limit and
         (B) the aggregate value of assets Transferred (including the proceeds of any assets sold which have not been reinvested as provided in clause
         (A)) from date of Closing shall not exceed 25% of the Consolidated Tangible Assets determined at any time by aggregating the dollar value of all sales as of such time as a percentage of Consolidated Tangible Assets as of the end of the fiscal quarter ended immediately prior to such time.

6.08 SECTION. SALE AND LEASE-BACK. The Borrower will not and will not permit any Subsidiary to enter into any arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be Transferred by the Borrower or any Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or rental obligations of the Borrower or any Subsidiary, except for the sale and concurrent lease (pursuant to an Operating Lease) of any tractor acquired by the Borrower or its Subsidiaries after the date hereof, which sale and lease transaction is consummated within ninety (90) days of such acquisition.

6.09 SECTION. SALE OR DISCOUNT OF RECEIVABLES. The Borrower will not and will not permit any Subsidiary to sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

6.10 SECTION. RELATED PARTY TRANSACTIONS. The Borrower will not and will not permit any Subsidiary to directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise any Related Party except in the ordinary course of business and upon terms that are no less favorable to the Borrower or such Subsidiary, as the case may be, than those that could be obtained in an arm's-length transaction with an unrelated third party; provided that the foregoing shall not apply to any transaction between (A) the Borrower and any Wholly Owned Subsidiary or between Wholly Owned Subsidiaries and (B) sales to, or purchases from, any such Related Party of shares of common stock for cash consideration equal to the fair market value thereof (except pursuant to employee stock option, stock appreciation and similar stock-based incentive plans applicable to employees of the Borrower that have been approved by a majority of the Borrower's outside directors).

6.11 SECTION. ISSUANCE OF STOCK BY SUBSIDIARIES. The Borrower will not permit any Subsidiary (either directly, or indirectly by the issuance of rights or options for, or securities convertible into, such shares) to issue, sell or dispose of any shares of its stock of any class except (i) for directors' qualifying shares or other shares issued to comply with local ownership legal requirements (but not in excess of the minimum number of shares necessary to satisfy such requirement), (ii) to the Borrower or a Wholly Owned Subsidiary.

6.12 SECTION. SUBSIDIARY RESTRICTIONS. The Borrower will not and will not permit any Subsidiary to enter into, or be otherwise subject to, any contract, agreement or other binding obligation that directly or indirectly limits the amount of, or otherwise restricts (i) the payment to the Borrower of dividends or other redemptions or distributions with respect to its capital stock by any Subsidiary, (ii) the repayment to the Borrower by any Subsidiary of intercompany loans or advances, or (iii) other intercompany transfers to the Borrower of property or other assets by Subsidiaries.

6.13 SECTION. CHANGE OF BUSINESS. The Borrower will not change, and will not permit any Subsidiary to change, in any material respect the nature of its business or operations from the business conducted by the Borrower and its Subsidiaries on the date hereof and described in the Borrower's Registration Statement on Form S-10 as filed with the SEC on July 19, 2002 and will not engage, and will not permit any Subsidiary to engage directly or indirectly in any material business activity, or purchase or otherwise acquire any material property, in either case not directly related to the conduct of its business or operations as presently carried on.

6.14 SECTION. PRUDENTIAL TERM NOTES. The Borrower will not and will not permit any Subsidiary to begin amortization of or make any principal payments on the Prudential Term Notes without the prior written approval of Majority Banks.

6.15 SECTION. DIVIDENDS. Borrower shall not declare nor pay any dividend on any class of the capital stock of Borrower now or hereafter outstanding, make any distribution of cash or property to holders of any shares of such stock, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of any class of any capital stock of Borrower now or hereafter outstanding, or make any equity investment in its Subsidiaries.

6.16 SECTION. ACQUISITIONS. Borrower will not, nor permit any Subsidiary to, make or suffer to exist any expenditures, or commitments therefor, for the acquisition of any Person, if the primary line of business of such Person is outside Borrower's core industry. For any acquisition, which shall mean the purchase by the Borrower or any Subsidiary of all of the capital stock of a Person, for which such Person has recorded negative EBITDAR for the most recently completed four (4) fiscal quarters prior to the acquisition, the Borrower shall include the acquired Person's EBITDAR on a pro forma basis as if the acquisition had occurred at the beginning of the covenant compliance period solely for purposes of determining compliance with Sections 6.01(1) and 6.02(2) hereof.

                                   7 ARTICLE

                                EVENTS OF DEFAULT

7.01 SECTION. ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

         (1) the Borrower defaults in the payment of any principal of any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

         (2) the Borrower defaults in the payment of any interest on any Note or any fee or expense due under this Agreement for more than three days after the date due; or

         (3) the Borrower or any Subsidiary defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Borrower or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Borrower or any Subsidiary) prior to any stated maturity; provided that the aggregate amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Borrower or any Subsidiary) shall occur and be continuing exceeds $5,000,000 or the equivalent amount in other currencies; or

         (4) any representation or warranty made by the Borrower herein or by the Borrower or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

         (5) the Borrower fails to perform or observe any term, covenant or agreement contained in Article VI or the last sentence of Section 5.01; or

         (6) the Borrower fails to perform or observe any other term, covenant, agreement or condition contained herein and such failure shall not be remedied within 30 days after Borrower obtains actual knowledge thereof; or

         (7) the Borrower or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

         (8) any decree or order for relief in respect of the Borrower or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "BANKRUPTCY LAW"), of any jurisdiction; or

         (9) the Borrower or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Borrower or any Subsidiary, or of any substantial part of the assets of the Borrower or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to the Borrower or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

         (10) any such petition or application is filed, or any such proceedings are commenced, against the Borrower or any Subsidiary and the Borrower or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

         (11) any order, judgment or decree is entered in any proceedings against the Borrower decreeing the dissolution of the Borrower and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

         (12) any order, judgment or decree is entered in any proceedings against the Borrower or any Subsidiary decreeing a split-up of the Borrower or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Borrower and its Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of the consolidated net income of the Borrower and its Subsidiaries (determined in accordance with GAAP) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

         (13) one or more judgments or orders in an aggregate amount in excess of $2,500,000 is rendered against the Borrower or any Subsidiary and either (i) enforcement proceedings have been commenced by any creditor upon any such judgment or order or (ii) within 30 days after entry thereof, a solvent insurance carrier or carriers have not confirmed in writing that each such judgment is fully insured or such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged; or

         (14) (A) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (B) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Borrower or any ERISA Affiliate that a Plan may become a subject of such proceedings, (C) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (D) the Borrower or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (E) the Borrower or any ERISA Affiliate withdraws from any Multiemployer Plan, or (F) the Borrower or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would materially increase the liability of the Borrower or any Subsidiary thereunder; or

         (15) any provision of the Guaranty Agreement after delivery thereof under Section 3.01(6) shall for any reason cease to be valid and binding on a Subsidiary Guarantor, or a Subsidiary Guarantor shall so state in writing; or

         (16) any default or event of default occurs under the Prudential Term Notes, the Prudential Agreement, or any document related thereto and applicable cure periods have expired; or

         (17) it shall be determined, at any time and for any reason, that the Subordinated Debt is no longer subordinate to the Loans;

         then, and in any such event, the Agent shall at the request of, or may, with the consent of, the Majority Banks, by notice to the Borrower, (1) declare the Banks' obligation to make Loans to be terminated, whereupon the same shall forthwith terminate; (2) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; and (3) demand that the Borrower immediately pay to the Agent the full amount then available for drawing under each or any Letter of Credit to be held by the Agent as collateral for the Letter of Credit Obligations pursuant to such documentation that the Agent may reasonably request, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Banks would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Agent, for the benefit of the Banks, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit.

                  Upon the occurrence and during the continuance of any Event of Default, each Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or the Bank's Note or any other Loan Document, irrespective of whether or not the Agent or such Bank shall have made any demand under this Agreement or such Bank's Note or such other Loan Document and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Bank under this Section 7.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which each such Bank may have.

7.02 SECTION . OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, each Bank may proceed to protect and enforce its rights under this Agreement and the Notes by exercising such remedies as are available to such Bank in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon any Bank is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.


                                   8 ARTICLE

                                AGENCY PROVISIONS

8.01 SECTION. AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The duties of the Agent shall be mechanical and administrative in nature and the Agent shall not by reason of this Agreement be a trustee or fiduciary for any Bank. The Agent shall have no duties or responsibilities except those expressly set forth herein. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or so refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law.

8.02 SECTION. LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement in the absence of its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent (1) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (2) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (3) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties, or representations made in or in connection with this Agreement; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement on the part of the Borrower, or to inspect the property (including the books and records) of the Borrower; (5) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, perfection, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant thereto; and (6) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate, or other instrument or writing (which may be sent by telegram, telex, or facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties.

8.03 SECTION. RIGHTS OF AGENT AS A BANK. With respect to its Commitment, the Loans made by it and the Note issued to it, the Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any Subsidiary, all as if the Agent were not the Agent and without any duty to account therefor to the Banks.

8.04 SECTION. INDEPENDENT CREDIT DECISIONS. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Except for notices, reports and other documents and information expressly required to be furnished to the Agent by the Borrower or Guarantor hereunder or under any other Loan Document (each of which Agent shall promptly upon receipt provide to each Bank), the Agent shall have no duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

8.05 SECTION. INDEMNIFICATION. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Borrower), ratably according to the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Bank shall be liable for any portion of any of the foregoing resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent (to the extent not reimbursed by the Borrower) promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement.

8.06 SECTION. SUCCESSOR AGENT. The Agent may resign at any time by giving at least sixty (60) days' prior written notice thereof to the Banks and the Borrower and may be removed at any time with cause, but not without cause, by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within forty-five (45) days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least Two Hundred Fifty Million Dollars ($250,000,000.00). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

8.07 SECTION. SHARING OF PAYMENTS, ETC. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Note held by it in excess of its Pro Rata Share of payments on account of the Notes obtained by all the Banks, such Bank shall purchase from the other Banks such participations in the Notes held by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of the other Banks, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and each Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's Pro Rata Share (according to the proportion of (1) the amount of such Bank's required repayment to (2) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 8.07 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.


                                   9 ARTICLE

                                  MISCELLANEOUS

9.01 SECTION. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (1) waive any of the conditions precedent specified in Article III; (2) increase the Commitments of the Banks or subject the Banks to any additional obligations; (3) reduce the principal of, or interest on, the Notes or any fees hereunder; (4) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees hereunder; (5) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to take action hereunder; or amend, modify or waive any provision of this Section 9.01, and provided further that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under any of the Loan Documents.

9.02 SECTION. NOTICES, ETC. All notices and other communications provided for under this Agreement and under the other Loan Documents to which the Borrower is a party shall be in writing (including telegraphic, telex, and facsimile transmissions) and mailed or transmitted or delivered, if to the Borrower, at its address at 4435 Main Street, Suite 930, Kansas City, Missouri 64111, Attention Chief Financial Officer; if to Bank One, NA, at its address at 111 Monument Circle, IN1-0048; if to Harris Trust and Savings Bank, at its address at 111 West Monroe, 10-C, Chicago, Illinois 60603; if to U.S. Bank National Association, at its address at 1101 Walnut, 7th Floor, Kansas City, Missouri 64106; and if to the Agent, at its address at P.O. Box 2300, Tulsa, Oklahoma 74192, Attention Stephen R. Wright, Senior Vice President; or, as to each party, at such other address as shall be designated by such party in a written notice to all other parties complying as to delivery with the terms of this Section
9.02. Except as is otherwise provided in this Agreement, all such notices and communications shall be effective when deposited in the mails or delivered to the telegraph company, or sent, answerback received, respectively, addressed as aforesaid, except that notices to the Agent pursuant to the provisions of
Article II shall not be effective until received by the Agent.

9.03 SECTION. NO WAIVER. No failure or delay on the part of any Bank or the Agent in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

9.04 SECTION. SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the Borrower, each Bank and the Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under any Loan Document to which the Borrower is a party without the prior written consent of all the Banks.

9.05 SECTION. COSTS, EXPENSES, AND TAXES. The Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, filing, and administration of the Loan Documents, and of any amendment, modification, or supplement to the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, incurred in connection with advising the Agent or any of the Banks as to their rights and responsibilities hereunder. The Borrower also agrees to pay all such costs and expenses, including court costs, incurred by any Bank in connection with enforcement of the Loan Documents, or any amendment, modification, or supplement thereto, whether by negotiation, legal proceedings, or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the executing, delivery, filing, and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to hold the Agent and each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failing to pay such taxes and fees. This provision shall survive termination of this Agreement.

9.06 SECTION. INTEGRATION. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

9.07 SECTION. INDEMNITY. The Borrower hereby agrees to defend, indemnify, and hold each Bank harmless from and against any and all claims, damages, judgments, penalties, costs, and expenses (including attorney fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of the Borrower and its Subsidiaries, its predecessors in interest, or third parties with whom it has a contractual relationship, or arising directly or indirectly from the violation of any environmental protection, health, or safety law, whether such claims are asserted by any governmental agency or any other person. This indemnity shall survive termination of this Agreement.

9.08 SECTION. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

9.09 SECTION. SEVERABILITY OF PROVISIONS. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

9.10 SECTION. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

9.11 SECTION. HEADINGS. Article and Section headings in the Loan Documents are included in such Loan Documents for the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

9.12 SECTION. JURY TRIAL WAIVER. THE BORROWER AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS. NO OFFICER OR ANY BANK OR OF THE AGENT HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written.









                          [SIGNATURE PAGES TO FOLLOW.]

                                 SCS TRANSPORTATION, INC.


                                 By:     /s/ H. A. Trucksess
                                    -------------------------------------------
                                 Title:  PRESIDENT & CEO
                                       ----------------------------------------

                              BANK OF OKLAHOMA, N.A., as a Bank and as Agent


                              By: /s/ Stephen R. Wright
                                 ----------------------------------------------
                                    Stephen R. Wright, Senior Vice President


                              Principal Office and Lending Office for Prime and LIBOR Loans:

                              Bank of Oklahoma Tower
                              P.O. Box 2300
                              Tulsa, Oklahoma 74192

                            U.S. BANK NATIONAL ASSOCIATION


                            By:  /s/ John P. Mills
                               ------------------------------------------------
                            Title: John P. Mills, Vice President
                                  ---------------------------------------------


                            Principal Office and Lending Office for Prime Loans:

                                 1101 Walnut, 7th Floor
                            ---------------------------------------------------
                                 Kansas City, MO 64106
                            ---------------------------------------------------




                            Lending Office for LIBOR Loans:

                                 Same as above
                            ---------------------------------------------------

                            ---------------------------------------------------

                                BANK ONE, NA


                                By: /s/ Robert E. McElwain
                                   -------------------------------------------
                                Title: FIRST VICE PRESIDENT
                                      ----------------------------------------


                                Principal Office and Lending Office for Prime
                                Loans:




                                Lending Office for LIBOR Loans

                                HARRIS TRUST AND SAVINGS BANK


                                By: /s/ George M. Dluhy
                                   ------------------------------------------
                                Title:  VICE PRESIDENT
                                      ---------------------------------------


                                Principal Office and Lending Office for Prime Loans and LIBOR Loans:

                                111 West Monroe, 10-C
                                Chicago, Illinois 60603

                               SCHEDULE "1.01(7)"

                          (Borrowing Base Certificate)

                            SCS TRANSPORTATION, INC.
                           BORROWING BASE CERTIFICATE

         Pursuant to Section 2.01 of the Agented Revolving Credit Agreement dated September 20, 2002, between SCS TRANSPORTATION, INC., as "Borrower," and BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK, as "Banks," and BANK OF OKLAHOMA, N.A., as "Agent" for the Banks, as inducement for Banks to advance funds under the $50,000,000.00 Revolving Line of Credit established thereunder, the undersigned hereby certifies to Banks, as of __________________, the following:

         1.       Accounts Receivable:


                  a.       Total Outstanding Accounts                  ______________________
                  b.       Less Unqualified (e.g., Past

                           Due; Allowance for Bad
                           Debt)
                                                                            ______________________
                  c.       Net Qualified Accounts Receivable           ______________________
                  d.       80% of c.                                   ______________________

         2.       Total Borrowing Base (1.d):                          ______________________

         3.       Loan:

                  a.       Current Revolving Credit Loan Balance       ______________________
                  b.       Letters of Credit                           ______________________
                  c.       Subtotal (3.a. + 3.b.)                      ______________________
                  d.       Remaining Available Borrowing
                           Base (2 - 3.c)                              ______________________
                  e.       Uncommitted Funds
                           ($50,000,000.00 - 3.c)                      ______________________
                  f.       Available to Advance
                           (Lesser of 3.d or 3.e)                      ______________________

         4.       No Default or Event of Default presently exists under the Credit Agreement, the Notes or other Loan Documents; or,

                  The following Default or Event of Default has occurred:            ; and a detailed description
of the Borrower's proposed actions (and timing of same) to accomplish a cure of such Default or Event of
Default are as follows:


         5.       The Borrower makes these certifications with the intention that the Banks may rely thereon.


         Dated: __________________________.

                                    SCS TRANSPORTATION, INC.


                                    By__________________________________________

                                    Name________________________________________

                                    Title_______________________________________

                             SCHEDULE "1.01(32)(A)"

                          (Guaranty Agreement - Jevic)

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made and delivered the 20th day of September, 2002, by the undersigned, JEVIC TRANSPORTATION, INC., a New Jersey corporation (the "Guarantor"), to BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent").

                                    RECITALS

         A. The Banks have agreed to make a loan to SCS TRANSPORTATION, INC. (the "Borrower"), in the principal amount of $50,000,000.00 (the "Loan") pursuant to the terms and conditions of the Agented Revolving Credit Agreement dated September 20, 2002, between Borrower and the Banks ("Credit Agreement"). Borrower's obligation to repay the Loan is evidenced by Borrower's promissory notes of even date payable to the order of the Banks in the aggregate amount of $50,000,000.00 (separately and collectively, the "Notes").

         B. Guarantor will benefit directly and indirectly from the making of the Loan to Borrower.

         C. The Banks are unwilling to extend the Loan to or otherwise deal with Borrower unless they receive an unconditional and continuing guaranty from Guarantor covering all "Obligations" (as hereinafter defined).


                                   AGREEMENT

         For and in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and in order to induce the Banks to extend the Loan to Borrower, Guarantor hereby agrees with the Banks as follows:

         Section 1. Guarantee. Guarantor, jointly and severally with the other guarantor(s) of the obligations of Borrower to the Banks, hereby absolutely and unconditionally guarantees to the Banks and their successors and assigns the due and punctual payment of all liabilities and the performance of all obligations of Borrower to the Banks under the Notes, the Credit Agreement, any reimbursement agreement relating to a Letter of Credit, and any other document or instrument executed by Borrower in connection with the Loan, primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether arising out of contracts, torts or otherwise, whether created directly with the Banks or acquired by the Banks through assignment, endorsement or otherwise; whether matured or unmatured; whether absolute or contingent; whether joint or several; as and when the same become due and payable (whether by acceleration or otherwise), in accordance with the terms of any such instruments, accounts receivable and other security agreements, contracts, drafts, leases or chattel paper, evidencing any such indebtedness, obligations or liabilities, including all renewals, extensions or modifications thereof (all liabilities and obligations of Borrower to the Banks, including all of the foregoing, being hereinafter collectively referred to as the "Obligations").

         Further, whether or not suit is brought by the Agent or the Banks against Borrower or any other guarantor to acquire possession of collateral or to enforce collection of any unpaid balances hereunder, Guarantor hereby expressly agrees to pay all reasonable legal expenses and attorneys' fees (including legal assistants' fees) actually incurred by the Agent and the Banks.

         Section 2. Operation of Guaranty. This is a guaranty of payment and not of collection, and Guarantor expressly waives any right to require that any action be brought against Borrower or any other guarantor of the Obligations or with respect to any security therefor. If Borrower shall default in payment or performance of any of the Obligations when due, Guarantor, upon written demand by Agent, without notice other than such demand and without the necessity of further action by the Agent or the Banks, will promptly and fully make such payments and indemnify the Banks and their officers, directors, employees, representatives, counsel and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment of the Loan and Notes) be imposed on, incurred by or asserted against any such person in any way relating to or arising out of Borrower's failure to pay its indebtedness to the Banks. All payments by Guarantor shall be made in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts and which is immediately available to Agent, for the benefit of the Banks, at its principal office in Tulsa, Oklahoma (or such other place as Agent may designate in writing). Each default in payment or performance of the Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         Section 3. Obligations of Guarantor Absolute and Unconditional. The obligations of Guarantor hereunder shall be absolute and unconditional, shall remain in full force and effect until all of the Obligations shall have been fully and indefeasibly paid and performed and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever (other than full, final and indefeasible payment and performance of all of the Obligations), including without limitation (a) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of or change in any of the Obligations, (b) any impairment, modification, release or limitation of the liability of Borrower, or any security for the Obligations, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the U. S. Bankruptcy Code, as amended, or other statute or from the decision of any court, (c) the assertion or exercise by the Agent or the Banks of any other rights or remedies with respect to the Obligations or any delay in exercising or failure to assert or exercise any such rights or remedies, (d) the assignment or mortgaging or the purported assignment or mortgaging of any property as security for the Obligations, or the release of any such security,
(e) any limitation of Borrower's liability for the payment or performance of the

Obligations imposed by applicable law, (f) the extension of the time for payment or performance of any of the Obligations or the extension or the renewal of any thereof, (g) the modification or amendment (whether material or otherwise) of the Notes, (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Borrower, Guarantor, any other guarantor of the Obligations, or any of their affiliates, or any of their assets, or the disaffirmance of this Guaranty in any such proceeding, (i) the release, substitution or replacement of any security for the Obligations or any other guaranty thereof, (j) acceptance by the Agent or the Banks of any payment or performance which is defeasible, void or voidable, as a preference or otherwise, (k) the unenforceability, invalidity or voidability of the Notes, or
(1) any other occurrence, event or circumstance which might, but for this provision, constitute a legal or equitable discharge or defense of a guarantor or surety.

         Section 4. Waiver of Notice, etc. Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof except written demand for payment hereunder; (b) any demand, proof or notice of nonpayment of the principal of or interest on the Notes or of any other default in the due and timely payment and performance of any of the Obligations; (c) with respect to the Notes, presentment for payment, notice of dishonor, protest and notice of protest; (d) all other notices to which Guarantor would otherwise be entitled;
(e) the benefits of all provisions of law for a stay or delay of execution or any other remedy against Guarantor until a proceeding be commenced or a judgment be obtained against Borrower and be returned unsatisfied; and (f) to the fullest extent permitted by applicable law, all other rights and defenses of a guarantor or surety including, without limitation, those set forth under Title 15 Okla. Stat. ss. 334, 337, 338 and 344, and Title 12 Okla. Stat. ss. 686.

         Section 5. No Right of Setoff. No act of commission or omission of any kind or at any time upon the part of Borrower, the Agent or the Banks in respect of any matter whatsoever shall in any way affect or impair the rights of the Banks to enforce any right, power or benefit of the Banks under this Guaranty, and no setoff, claim, reduction or diminution of any obligation or any defense of any kind or nature which Guarantor has or may have against Borrower, the Agent or the Banks shall be available to Guarantor against the Agent or the Banks in any suit or action brought by the Agent or the Banks to enforce any right, power or benefit under this Guaranty.

         If any process is issued or ordered to be served upon the Agent or the Banks, seeking to seize Borrower's or Guarantor's rights or interests in any bank accounts maintained with the Banks, the balances in any such accounts shall immediately be deemed to have been and shall be set off against any and all Obligations or all obligations and liabilities of the Guarantor, as of the time of the issuance of any such writ or process, whether or not Borrower, Guarantor, the Agent or the Banks shall then have been served therewith.

         Section 6. Subordination. All obligations, indebtedness and liabilities, present and future, of Borrower to Guarantor are hereby subordinated to the Obligations. Guarantor agrees that, from and after the occurrence and during the continuance of an Event of Default hereunder, the Agent, on behalf of the Banks, shall be entitled to receive full payment of all Obligations before payment of any obligations, liabilities or indebtedness of Borrower to Guarantor and, to that effect, agrees:

         (a) To receive and hold all amounts paid to Guarantor by or on behalf of Borrower in trust for the Banks and immediately to pay to Agent such amounts for application to the obligations, and

         (b) Upon any liquidation or distribution of the assets of Borrower, to assign to the Banks upon their request all claims on account of all obligations, indebtedness and liabilities of Borrower to Guarantor, to the end that Agent, on behalf of the Banks, shall receive all dividends and payments on such obligations, indebtedness and liabilities until payment in full of all Obligations. This Guaranty shall constitute such an assignment in the event Guarantor shall fail or refuse to execute and deliver such other or further assignment of such claims as the Banks may request.

         Notwithstanding the foregoing provisions of this Section, Guarantor shall be entitled to receive, and shall not be required to hold for or to pay to Agent, payments from Borrower due and made prior to the occurrence of an Event of Default hereunder.

         Section 7. Extinguishment and Waiver of Subrogation and Contribution.

         (a) If any payment of an Obligation shall at any time be repaid by the recipient thereof in compliance with an order of a court having jurisdiction over any bankruptcy or insolvency proceedings relating to Borrower, the amount so repaid shall be deemed not to have been paid and to be outstanding, and the obligation of Guarantor hereunder to satisfy such Obligation shall remain in full force and effect.

         (b) Guarantor hereby irrevocably waives any claims or other rights which it now or hereafter acquires against Borrower that arise from the existence or performance of Guarantor's obligations under this Guaranty including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Banks against Borrower or any security or collateral which the Banks now have or hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor hereby irrevocably agrees that it will not, until the Obligations are paid in full, exercise any rights which it may acquire by way of contribution under this Guaranty, by any payment made hereunder or otherwise including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights.

         If any amount shall be paid to Guarantor in violation of the preceding sentences and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, the Banks and shall forthwith be paid to Agent, on behalf of the Banks, to be credited and applied upon the Obligations, whether matured or unmatured.

         Section 8. Due Diligence. Guarantor acknowledges and represents that it has relied upon its own due diligence in making its own independent appraisal of Borrower and its business, affairs and financial condition, and will continue to be responsible for making its own independent appraisal of such matters, and has not relied upon and will not hereafter rely upon the Agent or the Banks for information for such appraisal or other assessment or review and, further, will not rely upon any such information which may now or hereafter be prepared by or for the Agent or the Banks for any appraisals regarding Borrower.

         Section 9. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) An Event of Default as defined in the Credit Agreement; or

         (b) Appointment of a receiver of any part of the property of Borrower or Guarantor, or insolvency, business failure, assignment for the benefit of creditors by, or the commencement of any proceeding under any state or Federal bankruptcy or insolvency laws by or against, Borrower or Guarantor; or

         (c) Any warranty, representation or statement made or furnished to the Agent or the Banks by or on behalf of Borrower or Guarantor, in connection with this Guaranty or to induce the Banks to extend credit or otherwise deal with either Borrower or Guarantor proves to have been false in any material respect when made or furnished; or

         (d) Any monetary judgment, assessment, attachment or lien shall be filed against Borrower or Guarantor or against any of their property and shall remain unpaid or unstayed for a period in excess of thirty
         (30) days.

         Section 10. Remedies. Should any one or more of the Events of Default defined in Section 9 occur and be continuing, the Banks may, at their option, enforce against Guarantor its liabilities hereunder and exercise such other rights and remedies as may be available to the Banks hereunder, under the Notes and otherwise.

         Section 11. Remedies Cumulative. No right or remedy herein conferred upon the Agent or the Banks is intended to be exclusive of any other right or remedy contained herein or in the Notes or in any other instrument or document delivered pursuant to or in connection with the Notes, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity, or by statute or otherwise, shall be cumulative. The Banks may pursue, or refrain from pursuing, any remedy available to them at such times and in such order as




                                    -Page 5-
they in their sole discretion shall determine, and the Banks' election as to such remedies shall not impair any remedies against Guarantor not then exercised.

         Section 12. Modification and Waiver. No modification or waiver of any provision of this Guaranty or of any document or instrument delivered pursuant hereto and no consent by the Agent or the Banks to any departure therefrom shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of Agent, on behalf of the Banks, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

         Section 13. Fees and Expenses. Guarantor shall reimburse Agent, or cause Agent to be reimbursed, for all out of pocket costs and expenses incurred by Agent and the Banks with respect to the documentation or administration of this Guaranty or enforcing the terms hereof, including the reasonable fees and expenses of the Agent's and the Banks' attorneys.

         Section 14. Application of Proceeds. All proceeds of any security or any enforcement action received by the Agent or the Banks with respect to the Obligations may be applied by the Agent to the Obligations in such order as the Agent and the Banks in their sole discretion may elect.

         Section 15. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of Oklahoma, without giving effect to the principles of the conflict of laws.

         Section 16. Service of Process. Guarantor hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Guaranty may be instituted or brought in all federal and state courts located in the State of Oklahoma, as Agent may elect and, by the execution and delivery of this Guaranty, Guarantor hereby irrevocably and unconditionally accepts and submits to the exclusive jurisdiction of any such courts, and to all proceedings in such courts. Guarantor also consents that service of process in any such action or proceeding may be made upon Guarantor by mailing a copy of the summons and the complaint to Guarantor by registered mail, return receipt requested, at the address designated for notices to Guarantor under Section 19 of this Guaranty. Nothing in this Guaranty or elsewhere shall affect the Agent's or the Banks' right to serve process in any other manner permitted by law or limit the right of the Agent or the Banks to bring actions, suits or proceedings in the courts of any other jurisdiction.

         Section 17. Waiver of Jury Trial. GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR

ENFORCEMENT OF THIS GUARANTY, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN GUARANTOR AND THE AGENT OR THE BANKS.

         Section 18. Captions. The captions of the Sections of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part of this Guaranty.

         Section 19. Notices. Except as otherwise expressly permitted or provided herein, all notices, requests, demands and other communications provided for herein or in any instrument or document delivered pursuant hereto shall be in writing and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below (or at such other address as such party shall specify to the others by notice in accordance with the provisions of this Section) or (unless receipt thereof is expressly required herein), if sent by registered or certified mail, postage prepaid, return receipt requested, on the second day after the day on which mailed (or the date of receipt, if earlier):

         TO THE AGENT:

         Bank of Oklahoma, N.A.
         P.O. Box 2300
         Tulsa, Oklahoma  74192
         Attention:  Stephen R. Wright, Senior Vice President

         WITH A COPY TO:

         RIGGS, ABNEY, NEAL, TURPEN, ORBISON & LEWIS
         502 West Sixth Street
         Tulsa, Oklahoma 74119-1010
         Attention:  Harley W. Thomas, Esq.

         TO THE BANKS:

         Bank of Oklahoma, N.A.
         P.O. Box 2300
         Tulsa, Oklahoma  74192
         Attention:  Stephen R. Wright, Senior Vice President

         WITH A COPY TO:

         RIGGS, ABNEY, NEAL, TURPEN, ORBISON & LEWIS
         502 West Sixth Street
         Tulsa, Oklahoma 74119-1010
         Attention:  Harley W. Thomas, Esq.

         U.S. Bank National Association
         1101 Walnut, 7th Floor
         ------------------------------------
         Kansas City, Missouri  64106
         ------------------------------------

         Attention:
                    -------------------------


         Bank One, NA
         111 Monument Circle, IN1-0048
         ------------------------------------
         Indianapolis, Indiana  46277
         ------------------------------------

         Attention:
                    -------------------------


         Harris Trust and Savings Bank
         111 West Monroe, 10-C
         ------------------------------------
         Chicago, IL 60603
         ------------------------------------

         Attention:
                    -------------------------

         TO GUARANTOR:
         Jevic Transportation, Inc.

         600-700 Creek Road
         ------------------------------------
         Delanco, New Jersey 08075
         ------------------------------------

         Attention: Paul Karvois, President
                   --------------------------


         WITH A COPY TO:




         Section 20. Benefit. This Guaranty shall be binding upon and inure to the benefit of Guarantor, the Agent and the Banks and their respective successors and assigns.

         Section 21. Severability. In case any one or more of the provisions contained in this Guaranty, or any instrument or other document delivered pursuant to this Guaranty, should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         Section 22. Singular and Plural, Etc. As used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         Section 23. Counterparts. This Guaranty may be executed in any number of counterparts, and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 24. Entire Agreement. This Guaranty constitutes the final, exclusive and complete statement of the agreement of the parties hereto with respect to the subject matter hereof, and all other prior or contemporaneous agreements with respect to the subject matter hereof are superseded hereby.

         IN WITNESS WHEREOF, Guarantor has hereunto set its hand and seal, and the Banks have accepted this Guaranty, all as of the day and year first above written.

                                  "Guarantor"

                                  JEVIC TRANSPORTATION, INC.



                                  By /s/ Paul J. Karvois
                                    --------------------------------------------

                                              Name  Paul J. Karvois
                                                  ------------------------------

                                                     Title President & CEO of
                                                           Jevic Transportation,
                                                           Inc.
                                                           --------------------

                             SCHEDULE "1.01(32)(B)"

                           (Guaranty Agreement - Saia)

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") is made and delivered the 20th day of September, 2002, by the undersigned, SAIA MOTOR FREIGHT LINE, INC., a Louisiana corporation (the "Guarantor"), to BANK OF OKLAHOMA, N.A., U.S. BANK NATIONAL ASSOCIATION, BANK ONE, NA, and HARRIS TRUST AND SAVINGS BANK (individually a "Bank" and collectively the "Banks"), and BANK OF OKLAHOMA, N.A., as agent for the Banks hereunder (in such capacity the "Agent").

                                    RECITALS

         A. The Banks have agreed to make a loan to SCS TRANSPORTATION, INC. (the "Borrower"), in the principal amount of $50,000,000.00 (the "Loan") pursuant to the terms and conditions of the Agented Revolving Credit Agreement dated September 20, 2002, between Borrower and the Banks ("Credit Agreement"). Borrower's obligation to repay the Loan is evidenced by Borrower's promissory notes of even date payable to the order of the Banks in the aggregate amount of $50,000,000.00 (separately and collectively, the "Notes").

         B. Guarantor will benefit directly and indirectly from the making of the Loan to Borrower.

         C. The Banks are unwilling to extend the Loan to or otherwise deal with Borrower unless they receive an unconditional and continuing guaranty from Guarantor covering all "Obligations" (as hereinafter defined).


                                    AGREEMENT

         For and in consideration of the Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and in order to induce the Banks to extend the Loan to Borrower, Guarantor hereby agrees with the Banks as follows:

         Section 1. Guarantee. Guarantor, jointly and severally with the other guarantor(s) of the obligations of Borrower to the Banks, hereby absolutely and unconditionally guarantees to the Banks and their successors and assigns the due and punctual payment of all liabilities and the performance of all obligations of Borrower to the Banks under the Notes, the Credit Agreement, any reimbursement agreement relating to a Letter of Credit, and any other document or instrument executed by Borrower in connection with the Loan, primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether arising out of contracts, torts or otherwise, whether created directly with the Banks or acquired by the Banks through assignment, endorsement or otherwise; whether matured or unmatured; whether absolute or contingent; whether joint or several; as and when the same become due and payable (whether by acceleration or otherwise), in accordance with the terms of any such instruments, accounts receivable and other security agreements, contracts, drafts, leases or chattel paper, evidencing any such indebtedness, obligations or liabilities, including all renewals, extensions or modifications thereof (all liabilities and obligations of Borrower to the Banks, including all of the foregoing, being hereinafter collectively referred to as the "Obligations").

         Further, whether or not suit is brought by the Agent or the Banks against Borrower or any other guarantor to acquire possession of collateral or to enforce collection of any unpaid balances hereunder, Guarantor hereby expressly agrees to pay all reasonable legal expenses and attorneys' fees (including legal assistants' fees) actually incurred by the Agent and the Banks.

         Section 2. Operation of Guaranty. This is a guaranty of payment and not of collection, and Guarantor expressly waives any right to require that any action be brought against Borrower or any other guarantor of the Obligations or with respect to any security therefor. If Borrower shall default in payment or performance of any of the Obligations when due, Guarantor, upon written demand by Agent, without notice other than such demand and without the necessity of further action by the Agent or the Banks, will promptly and fully make such payments and indemnify the Banks and their officers, directors, employees, representatives, counsel and agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following payment of the Loan and Notes) be imposed on, incurred by or asserted against any such person in any way relating to or arising out of Borrower's failure to pay its indebtedness to the Banks. All payments by Guarantor shall be made in any coin or currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts and which is immediately available to Agent, for the benefit of the Banks, at its principal office in Tulsa, Oklahoma (or such other place as Agent may designate in writing). Each default in payment or performance of the Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         Section 3. Obligations of Guarantor Absolute and Unconditional. The obligations of Guarantor hereunder shall be absolute and unconditional, shall remain in full force and effect until all of the Obligations shall have been fully and indefeasibly paid and performed and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever (other than full, final and indefeasible payment and performance of all of the Obligations), including without limitation (a) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of or change in any of the Obligations, (b) any impairment, modification, release or limitation of the liability of Borrower, or any security for the Obligations, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the U. S. Bankruptcy Code, as amended, or other statute or from the decision of any court, (c) the assertion or exercise by the Agent or the Banks of any other rights or remedies with respect to the Obligations or any delay in exercising or failure to assert or exercise any such rights or remedies, (d) the assignment or mortgaging or the purported assignment or mortgaging of any property as security for the Obligations, or the release of any such security,
(e) any limitation of Borrower's liability for the payment or performance of the

Obligations imposed by applicable law, (f) the extension of the time for payment or performance of any of the Obligations or the extension or the renewal of any thereof, (g) the modification or amendment (whether material or otherwise) of the Notes, (h) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Borrower, Guarantor, any other guarantor of the Obligations, or any of their affiliates, or any of their assets, or the disaffirmance of this Guaranty in any such proceeding, (i) the release, substitution or replacement of any security for the Obligations or any other guaranty thereof, (j) acceptance by the Agent or the Banks of any payment or performance which is defeasible, void or voidable, as a preference or otherwise, (k) the unenforceability, invalidity or voidability of the Notes, or
(1) any other occurrence, event or circumstance which might, but for this provision, constitute a legal or equitable discharge or defense of a guarantor or surety.

         Section 4. Waiver of Notice, etc. Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof except written demand for payment hereunder; (b) any demand, proof or notice of nonpayment of the principal of or interest on the Notes or of any other default in the due and timely payment and performance of any of the Obligations; (c) with respect to the Notes, presentment for payment, notice of dishonor, protest and notice of protest; (d) all other notices to which Guarantor would otherwise be entitled;
(e) the benefits of all provisions of law for a stay or delay of execution or any other remedy against Guarantor until a proceeding be commenced or a judgment be obtained against Borrower and be returned unsatisfied; and (f) to the fullest extent permitted by applicable law, all other rights and defenses of a guarantor or surety including, without limitation, those set forth under Title 15 Okla. Stat. ss. 334, 337, 338 and 344, and Title 12 Okla. Stat. ss. 686.

         Section 5. No Right of Setoff. No act of commission or omission of any kind or at any time upon the part of Borrower, the Agent or the Banks in respect of any matter whatsoever shall in any way affect or impair the rights of the Banks to enforce any right, power or benefit of the Banks under this Guaranty, and no setoff, claim, reduction or diminution of any obligation or any defense of any kind or nature which Guarantor has or may have against Borrower, the Agent or the Banks shall be available to Guarantor against the Agent or the Banks in any suit or action brought by the Agent or the Banks to enforce any right, power or benefit under this Guaranty.

         If any process is issued or ordered to be served upon the Agent or the Banks, seeking to seize Borrower's or Guarantor's rights or interests in any bank accounts maintained with the Banks, the balances in any such accounts shall immediately be deemed to have been and shall be set off against any and all Obligations or all obligations and liabilities of the Guarantor, as of the time of the issuance of any such writ or process, whether or not Borrower, Guarantor, the Agent or the Banks shall then have been served therewith.

         Section 6. Subordination. All obligations, indebtedness and liabilities, present and future, of Borrower to Guarantor are hereby subordinated to the Obligations. Guarantor agrees that, from and after the occurrence and during the continuance of an Event of Default hereunder, the Agent, on behalf of the Banks, shall be entitled to receive full payment of all Obligations before payment of any obligations, liabilities or indebtedness of Borrower to Guarantor and, to that effect, agrees:

         (a) To receive and hold all amounts paid to Guarantor by or on behalf of Borrower in trust for the Banks and immediately to pay to Agent such amounts for application to the obligations, and

         (b) Upon any liquidation or distribution of the assets of Borrower, to assign to the Banks upon their request all claims on account of all obligations, indebtedness and liabilities of Borrower to Guarantor, to the end that Agent, on behalf of the Banks, shall receive all dividends and payments on such obligations, indebtedness and liabilities until payment in full of all Obligations. This Guaranty shall constitute such an assignment in the event Guarantor shall fail or refuse to execute and deliver such other or further assignment of such claims as the Banks may request.

         Notwithstanding the foregoing provisions of this Section, Guarantor shall be entitled to receive, and shall not be required to hold for or to pay to Agent, payments from Borrower due and made prior to the occurrence of an Event of Default hereunder.

         Section 7. Extinguishment and Waiver of Subrogation and Contribution.

         (a) If any payment of an Obligation shall at any time be repaid by the recipient thereof in compliance with an order of a court having jurisdiction over any bankruptcy or insolvency proceedings relating to Borrower, the amount so repaid shall be deemed not to have been paid and to be outstanding, and the obligation of Guarantor hereunder to satisfy such Obligation shall remain in full force and effect.

         (b) Guarantor hereby irrevocably waives any claims or other rights which it now or hereafter acquires against Borrower that arise from the existence or performance of Guarantor's obligations under this Guaranty including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Banks against Borrower or any security or collateral which the Banks now have or hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor hereby irrevocably agrees that it will not, until the Obligations are paid in full, exercise any rights which it may acquire by way of contribution under this Guaranty, by any payment made hereunder or otherwise including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights.

         If any amount shall be paid to Guarantor in violation of the preceding sentences and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, the Banks and shall forthwith be paid to Agent, on behalf of the Banks, to be credited and applied upon the Obligations, whether matured or unmatured.

         Section 8. Due Diligence. Guarantor acknowledges and represents that it has relied upon its own due diligence in making its own independent appraisal of Borrower and its business, affairs and financial condition, and will continue to be responsible for making its own independent appraisal of such matters, and has not relied upon and will not hereafter rely upon the Agent or the Banks for information for such appraisal or other assessment or review and, further, will not rely upon any such information which may now or hereafter be prepared by or for the Agent or the Banks for any appraisals regarding Borrower.

         Section 9. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) An Event of Default as defined in the Credit Agreement; or

         (b) Appointment of a receiver of any part of the property of Borrower or Guarantor, or insolvency, business failure, assignment for the benefit of creditors by, or the commencement of any proceeding under any state or Federal bankruptcy or insolvency laws by or against, Borrower or Guarantor; or

         (c) Any warranty, representation or statement made or furnished to the Agent or the Banks by or on behalf of Borrower or Guarantor, in connection with this Guaranty or to induce the Banks to extend credit or otherwise deal with either Borrower or Guarantor proves to have been false in any material respect when made or furnished; or

         (d) Any monetary judgment, assessment, attachment or lien shall be filed against Borrower or Guarantor or against any of their property and shall remain unpaid or unstayed for a period in excess of thirty
         (30) days.

         Section 10. Remedies. Should any one or more of the Events of Default defined in Section 9 occur and be continuing, the Banks may, at their option, enforce against Guarantor its liabilities hereunder and exercise such other rights and remedies as may be available to the Banks hereunder, under the Notes and otherwise.

         Section 11. Remedies Cumulative. No right or remedy herein conferred upon the Agent or the Banks is intended to be exclusive of any other right or remedy contained herein or in the Notes or in any other instrument or document delivered pursuant to or in connection with the Notes, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity, or by statute or otherwise, shall be cumulative. The Banks may pursue, or refrain from pursuing, any remedy available to them at such times and in such order as they in their sole discretion shall determine, and the Banks' election as to such remedies shall not impair any remedies against Guarantor not then exercised.

         Section 12. Modification and Waiver. No modification or waiver of any provision of this Guaranty or of any document or instrument delivered pursuant hereto and no consent by the Agent or the Banks to any departure therefrom shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of Agent, on behalf of the Banks, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

         Section 13. Fees and Expenses. Guarantor shall reimburse Agent, or cause Agent to be reimbursed, for all out of pocket costs and expenses incurred by Agent and the Banks with respect to the documentation or administration of this Guaranty or enforcing the terms hereof, including the reasonable fees and expenses of the Agent's and the Banks' attorneys.

         Section 14. Application of Proceeds. All proceeds of any security or any enforcement action received by the Agent or the Banks with respect to the Obligations may be applied by the Agent to the Obligations in such order as the Agent and the Banks in their sole discretion may elect.

         Section 15. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of Oklahoma, without giving effect to the principles of the conflict of laws.

         Section 16. Service of Process. Guarantor hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Guaranty may be instituted or brought in all federal and state courts located in the State of Oklahoma, as Agent may elect and, by the execution and delivery of this Guaranty, Guarantor hereby irrevocably and unconditionally accepts and submits to the exclusive jurisdiction of any such courts, and to all proceedings in such courts. Guarantor also consents that service of process in any such action or proceeding may be made upon Guarantor by mailing a copy of the summons and the complaint to Guarantor by registered mail, return receipt requested, at the address designated for notices to Guarantor under Section 19 of this Guaranty. Nothing in this Guaranty or elsewhere shall affect the Agent's or the Banks' right to serve process in any other manner permitted by law or limit the right of the Agent or the Banks to bring actions, suits or proceedings in the courts of any other jurisdiction.

         Section 17. Waiver of Jury Trial. GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF THIS GUARANTY, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR

ENFORCEMENT OF THIS GUARANTY, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN GUARANTOR AND THE AGENT OR THE BANKS.


         Section 18. Captions. The captions of the Sections of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part of this Guaranty.

         Section 19. Notices. Except as otherwise expressly permitted or provided herein, all notices, requests, demands and other communications provided for herein or in any instrument or document delivered pursuant hereto shall be in writing and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below (or at such other address as such party shall specify to the others by notice in accordance with the provisions of this Section) or (unless receipt thereof is expressly required herein), if sent by registered or certified mail, postage prepaid, return receipt requested, on the second day after the day on which mailed (or the date of receipt, if earlier):

         TO THE AGENT:

         Bank of Oklahoma, N.A.
         P.O. Box 2300
         Tulsa, Oklahoma  74192
         Attention:  Stephen R. Wright, Senior Vice President

         WITH A COPY TO:

         RIGGS, ABNEY, NEAL, TURPEN, ORBISON & LEWIS
         502 West Sixth Street
         Tulsa, Oklahoma 74119-1010
         Attention:   Harley W. Thomas, Esq.

         TO THE BANKS:

         Bank of Oklahoma, N.A.
         P.O. Box 2300
         Tulsa, Oklahoma  74192
         Attention:  Stephen R. Wright, Senior Vice President

         WITH A COPY TO:

         RIGGS, ABNEY, NEAL, TURPEN, ORBISON & LEWIS
         502 West Sixth Street
         Tulsa, Oklahoma 74119-1010
         Attention:   Harley W. Thomas, Esq.

         U.S. Bank National Association
         1101 Walnut, 7th Floor
         ------------------------------------
         Kansas City, Missouri  64106
         ------------------------------------

         Attention:
                    -------------------------


         Bank One, NA
         111 Monument Circle, IN1-0048
         ------------------------------------
         Indianapolis, Indiana  46277
         ------------------------------------

         Attention:
                    -------------------------


         Harris Trust and Savings Bank
         111 West Monroe, 10-C
         ------------------------------------
         Chicago, Illinois  60603
         ------------------------------------

         Attention:
                    -------------------------

         TO GUARANTOR:

         Saia Motor Freight Line, Inc.
         11465 Johns Creek Parkway
         ------------------------------------
         Duluth, Georgia  30097
         ------------------------------------

         Attention: Richard O'Dell, President
                    -------------------------

         WITH A COPY TO:




         Section 20. Benefit. This Guaranty shall be binding upon and inure to the benefit of Guarantor, the Agent and the Banks and their respective successors and assigns.

         Section 21. Severability. In case any one or more of the provisions contained in this Guaranty, or any instrument or other document delivered pursuant to this Guaranty, should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         Section 22. Singular and Plural, Etc. As used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         Section 23. Counterparts. This Guaranty may be executed in any number of counterparts, and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 24. Entire Agreement. This Guaranty constitutes the final, exclusive and complete statement of the agreement of the parties hereto with respect to the subject matter hereof, and all other prior or contemporaneous agreements with respect to the subject matter hereof are superseded hereby.

         IN WITNESS WHEREOF, Guarantor has hereunto set its hand and seal, and the Banks have accepted this Guaranty, all as of the day and year first above written.

                                   "Guarantor"

                                   SAIA MOTOR FREIGHT LINE, INC.



                                   By  /s/ James A. Darby
                                     -------------------------------------------
                                                  Name James A. Darby
                                                      --------------------------
                                                            Title Vice President
                                                                  -- Finance &
                                                                  Administration
                                                                 ---------------

                               SCHEDULE "1.01(55)"

                             (Officer's Certificate)

                             SCS TRANSPORTATION,INC.
                            CERTIFICATE OF COMPLIANCE


                             ________________, 20__


BANK OF OKLAHOMA, N.A., individually
      and as Agent
U.S. BANK NATIONAL ASSOCIATION
BANK ONE, NA
HARRIS TRUST AND SAVINGS BANK
c/o P.O. Box 2300
Tulsa, Oklahoma  74192

Attention:    Stephen R. Wright, Senior Vice President


         I, _________________________________, hereby certify that I am the duly elected ________________________________ of SCS Transportation, Inc., a Delaware corporation (the "Company"), and do certify further that, as of the date of this
Certificate:

         1. There exists no Initial Default or Matured Default, as defined in the Agented Revolving Credit Agreement ("Credit Agreement") dated September 20, 2002, between the Company and Bank of Oklahoma, N.A., individually and as a Bank, U.S. Bank National Association, Bank One, NA, and Harris Trust and Savings Bank; or, if an Initial Default or Matured Default has occurred, a statement of the nature thereof and the Company's proposed action are attached hereto as Exhibit "A".

         2. The Company is in compliance with all Financial Covenants contained in Section 6.01 of the Credit Agreement, as more fully shown by the computations attached hereto as Exhibit "B".

         In witness whereof, I have hereunto subscribed my name this ____ day of _____________, 20___.


                                       _________________________________________
                                       Name_____________________________________
                                       Title____________________________________

STATE OF _____________)
                      )       ss.
COUNTY OF ___________ )

         SUBSCRIBED AND SWORN to before me this _____ day of ________________, 20___.

                                            ___________________________________
                                            Notary Public
My Commission Expires:

______________________
[SEAL]

                                   EXHIBIT "A"

                      (Initial Default or Matured Default)

                                   EXHIBIT "B"

                        (Financial Covenant Computations)


                        Qtr ______ Qtr ______ Qtr ______ Qtr ______ Total 4 Qtr


TOTAL INDEBTEDNESS TO
EBITDAR RATIO











ADJUSTED TOTAL INDEBTEDNESS
TO EBITDAR RATIO










INTEREST COVERAGE










TANGIBLE NET WORTH

                                 SCHEDULE "2.06"

                         (Interest Rate Election Notice)

                          INTEREST RATE ELECTION NOTICE





Bank of Oklahoma, N.A.
P. 0. Box 2300
Tulsa, Oklahoma 74 192-2300
Attn: Mr. Stephen R. Wright, Senior Vice President

         Re: Agented Revolving Credit Agreement ("Loan Agreement") dated September 20, 2002, between SCS TRANSPORTATION, INC. ("Borrower") and BANK OF OKLAHOMA, N.A. ("Bank") -Interest Rate Election

Ladies and Gentlemen:

         Please be advised that no Initial Default or Matured Default exists under the Loan Agreement, and the Borrower hereby provides the following interest rate election:

         A. $50,000,000 Revolving Line. (Insert applicable information as to the (i) Adjusted Prime Rate or (ii) Adjusted LIBOR Rate, including requested interest rate period)

                                            "Borrower"

                                            SCS TRANSPORTATION, INC., a Delaware
                                            corporation



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



 Date Received by Bank of Oklahoma:
                                    ------

                                 SCHEDULE "2.11"

                               (Promissory Notes)

                                      NOTE

$12,000,000                                                   September 20, 2002
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of U.S. BANK NATIONAL ASSOCIATION (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Twelve Million and No/100 Dollars ($12,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement ("Credit Agreement") between Borrower, Bank, and certain other parties, dated of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

                                            SCS TRANSPORTATION, INC., a Delaware
                                            corporation



                                            By: /s/ H. A. Trucksess III
                                               ---------------------------------
                                            Name: H. A. TRUCKSESS III
                                                 -------------------------------
                                            Title: PRESIDENT & CEO
                                                 -------------------------------

                                SCHEDULE TO NOTE


------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------
       Date Made,                                             Amount of Principal
        Renewed,                                                   Renewed,
       Converted,             Type of          Amount             Converted,            Unpaid Principal       Name of Person
         or Paid                Loan           of Loan              or Paid             Balance of Note        Making Notation
------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

                                      NOTE

$12,000,000                                                   September 20, 2002
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of HARRIS BANK (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Twelve Million and No/100 Dollars ($12,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement ("Credit Agreement") between Borrower, Bank, and certain other parties, dated of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

                                            SCS TRANSPORTATION, INC., a Delaware
                                            corporation



                                            By: /s/ H. A. Trucksess III
                                               ---------------------------------
                                            Name: H. A. TRUCKSESS III
                                                 -------------------------------
                                            Title: PRESIDENT & CEO
                                                 -------------------------------

                                SCHEDULE TO NOTE

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------
       Date Made,                                             Amount of Principal
        Renewed,                                                   Renewed,
       Converted,             Type of          Amount             Converted,            Unpaid Principal       Name of Person
         or Paid                Loan           of Loan              or Paid             Balance of Note        Making Notation
------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

                                      NOTE

$14,000,000                                                   September 20, 2002
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of BANK OF OKLAHOMA, N.A. (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Fourteen Million and No/100 Dollars ($14,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement ("Credit Agreement") between Borrower, Bank, and certain other parties, dated of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

                                            SCS TRANSPORTATION, INC., a Delaware
                                            corporation



                                            By: /s/ H. A. Trucksess III
                                               ---------------------------------
                                            Name: H. A. TRUCKSESS III
                                                 -------------------------------
                                            Title: PRESIDENT & CEO
                                                 -------------------------------

                                SCHEDULE TO NOTE

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------
       Date Made,                                             Amount of Principal
        Renewed,                                                   Renewed,
       Converted,             Type of          Amount             Converted,            Unpaid Principal       Name of Person
         or Paid                Loan           of Loan              or Paid             Balance of Note        Making Notation
------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

                                      NOTE

$12,000,000                                                   September 20, 2002
                                                                 Tulsa, Oklahoma

         FOR VALUE RECEIVED, the undersigned, SCS TRANSPORTATION, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of BANK ONE, OKLAHOMA, N.A. (the "Bank") to BANK OF OKLAHOMA, N.A., as Agent, at the Agent's Office located at Bank of Oklahoma Tower, P.O. Box 2300, Tulsa, Oklahoma 74192, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of Twelve Million and No/100 Dollars ($12,000,000) or the aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Agented Revolving Credit Agreement ("Credit Agreement") between Borrower, Bank, and certain other parties, dated of even date herewith, whichever is less, on the Termination Date, or such earlier date as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount of this Note and on any past due interest, at said office, on the dates and at the rates set forth in Article II of the Credit Agreement. All or any portion of the principal amount of this Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Revolving Credit Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Revolving Credit Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Revolving Credit Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Revolving Credit Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement. Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note shall be governed by laws of the State of Oklahoma provided that as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the State of Oklahoma, then such laws applicable to the Bank shall apply to the Bank under this Note.

                                            SCS TRANSPORTATION, INC., a Delaware
                                            corporation



                                            By: /s/ H. A. Trucksess III
                                               ---------------------------------
                                            Name: H. A. TRUCKSESS III
                                                 -------------------------------
                                            Title: PRESIDENT & CEO
                                                 -------------------------------

                                SCHEDULE TO NOTE

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------
       Date Made,                                             Amount of Principal
        Renewed,                                                   Renewed,
       Converted,             Type of          Amount             Converted,            Unpaid Principal       Name of Person
         or Paid                Loan           of Loan              or Paid             Balance of Note        Making Notation
------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

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------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

------------------------- ---------------- ---------------- ----------------------- ------------------------ --------------------

                               SCHEDULE "3.01(5)"

                         (Opinion of Borrower's Counsel)

                                  [LETTERHEAD]




                               September ___, 2002

Bank of Oklahoma, N.A., individually and as Agent
Harris Trust and Savings Bank
US. Bank National Association
Bank One, NA
c/o Agent
P.O. Box 2300
Tulsa, Oklahoma 74192

Dear Ladies and Gentlemen:

                  We are counsel for SCS Transportation, Inc., a Delaware corporation (the "COMPANY"), Saia Motor Freight Line, Inc., a Louisiana corporation ("Saia") and Jevic Transportation, Inc., a New Jersey corporation ("Jevic") (Saia and Jevic, collectively, the "GUARANTORS") in connection with the Agented Revolving Credit Agreement (the "AGREEMENT"), dated as of September __, 2002, between the Company and Bank of Oklahoma, N.A. ("BOK"), individually and as agent ("AGENT") for U.S. Bank National Association ("U.S. BANK"), Bank One, NA ("BANK ONE") and Harris Trust and Savings Bank ("HARRIS BANK") (collectively, the "BANKS"), pursuant to which the Company has issued to you today: (i) a Note dated as of September __, 2002, of the Company in favor of U.S. Bank in the principal amount of $12,000,000 (the "U.S. BANK NOTE"); (ii) a Note dated as of September __, 2002, of the Company in favor of Bank One in the principal amount of $12,000,000 (the "BANK ONE NOTE"); (iii) a Note dated as of September __, 2002, of the Company in favor of Harris Bank in the principal amount of $12,000,000 (the "HARRIS NOTE"); (iv) a Note dated as of September __, 2002, of the Company in favor of Agent in the principal amount of $14,000,000 (the "BOK NOTE"); and (v) the Agreement. Saia has issued to you today the Guaranty Agreement dated as of September __, 2002, made by Saia in favor of Agent and the Banks ("SAIA GUARANTY") and Jevic has issued to you today the Guaranty Agreement dated as of September __, 2002, made by Jevic in favor of Agent and the Banks ("JEVIC GUARANTY") (the Saia Guaranty and the Jevic Guaranty, collectively, the "GUARANTIES"). All terms used herein that are defined in the Agreement have the same meaning herein as set forth in the Agreement. When used herein in relation to the Company, the term "material" refers to the Company and its Subsidiaries considered together on a consolidated basis. This letter is being delivered to you in satisfaction of the condition requiring such legal opinion as set forth in the Agreement and with the understanding that you are accepting the U.S. Bank Note, the Bank One Note, the Harris Note and the BOK Note (collectively, the "NOTES") in reliance on the opinions expressed herein. The Agreement, the Guaranties and the Notes are collectively referred to herein as the "LOAN DOCUMENTS".

                  In connection herewith, we have examined such certificates of public officials, certificates of officers of the Company, Saia and Jevic and copies certified to our satisfaction of corporate documents and records of the Company, Saia and Jevic and of other papers, and have made such other investigations, as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth. We have relied upon such certificates of public officials and of officers of the Company, Saia and Jevic with respect to the accuracy of material factual matters contained therein which were not independently established.

                  In reaching the opinions set forth in paragraphs two, four and six of this letter, we have assumed, and to our actual knowledge there are no facts inconsistent with, the following:

                  a. Each of the parties to the Agreement, other than the Company, have duly and validly executed and delivered the Agreement and each such instrument, document and agreement (or duplicate original counterparts thereof) to be executed in connection with the loan transactions (collectively, the "LOAN") described in the Agreement, and the obligations of each such party (other than the Company, Saia and Jevic) set forth in the Agreement and in such instruments, documents and agreements are its legal, valid and binding obligations, enforceable against such party in accordance with their respective terms;

                  b. Each person executing the Agreement, other than on behalf of the Company, Saia and Jevic, whether individually or on behalf of an entity, is duly authorized to do so;

                  c. Each natural person executing any of the Agreement, Notes and Guaranties is legally competent to do so;

                  d. All signatures on the Agreement, Notes and Guaranties will be genuine;

                  e. The Agreement, Notes, Guaranties and all documents submitted to us as originals are authentic;

                  f. The Agreement, Notes, Guaranties and all documents submitted to us as certified or photostatic copies conform to the original document and all public records reviewed are accurate and complete;

                  g. The execution, delivery and performance of the Agreement by the Agent and Banks:

                           (i) have been duly authorized by all necessary
                  corporate or other appropriate action on the part of the Agent and Banks; and

                           (ii) do not contravene or conflict with any term or
                  provision of the articles of incorporation, by-laws or other governing documents of the Agent and Banks;

                  h. The terms and conditions of the Loan as reflected in the Agreement, Notes and Guaranties have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Agreement, Notes and Guaranties, that would define, supplement or qualify the terms of the Agreement, Notes and Guaranties;

                  i. The Agent and Banks and their successors and assigns will:
         (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Agreement, Notes and Guaranties; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute anything other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Agreement, Notes and Guaranties;

                  j. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence; and

                  k. The Guaranties have been duly issued for value.

                  Based on the foregoing, it is our opinion that:

                  1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

                  2. The Agreement and the Notes have been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of the Company. If Missouri law were to apply to the Agreement and the Notes, the Agreement and the Notes would be valid obligations of the Company, legally binding upon and enforceable against the Company in accordance with their respective terms.

                  3. Based solely upon the Certificate of Good Standing issued by the Office of the Louisiana Secretary of State and dated as of September 10, 2002 ("SAIA CERTIFICATE OF GOOD STANDING"), Saia is a corporation duly organized and validly existing in good standing under the laws of the State of Louisiana.

                  4. The execution of the Saia Guaranty has been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Saia. If Missouri law were to apply to the Saia Guaranty, the Saia Guaranty would be the legally valid, binding and enforceable obligation of Saia in accordance with its terms.

                  5. Based solely upon the Certificate of Good Standing issued by the Office of the New Jersey Secretary of State and dated September __, 2002 ("JEVIC CERTIFICATE OF GOOD STANDING"), Jevic is a corporation duly organized and validly existing in good standing under the laws of the State of New Jersey.

                  6. The execution of the Jevic Guaranty has been duly authorized by all requisite corporate action and duly executed and delivered by authorized officers of Jevic. If Missouri law were to apply to the Jevic Guaranty, the Jevic Guaranty would be the legally valid, binding and enforceable obligation of Jevic in accordance with its terms.

                  7. The extension, arranging and obtaining of the credit represented by the Notes does not result in any violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System. In providing the opinion in the immediately preceding sentence, we have relied on factual matters set forth in the Officer's Certificate attached hereto as Exhibit A.

                  8. The execution and delivery by the Company of the Agreement and Notes and the performance by the Company of its obligations thereunder do not violate or result in a breach or default under any existing obligation of the Company under any agreement listed as a material contract under Exhibit 10 of the Form 10 filed by the Company with the Securities and Exchange Commission on July 19, 2002 (as amended on September 6, 2002), or any agreement listed on Schedule ____ to the Agreement to which the Company is a party or by which the Company is bound or to which any of the material properties or assets of the Company is subject, nor does such action result in any violation by the Company of the provisions of the Certificate of Incorporation or By-Laws of the Company, any provision of applicable law, or any order, writ, judgment or decree known to us of any court or governmental agency or body that names the Company or is specifically directed to the Company or any of its material properties or assets.

                  9. No consent, approval, authorization or other action by, and no notice to or filing with, any governmental agency or regulatory body is required for the due execution, delivery and performance by the Company of its obligations under the Agreement and Notes.

                  10. A court sitting in the State of Missouri will look to the conflict of law rules of the State of Missouri to determine which law governs. Under Missouri law the parties to a contract may agree that the contract will be governed by the law of a particular state so long as some element of the contract is properly referable to that state. Courts applying Missouri law have not enforced agreements that the law of a certain state shall govern where the agreement is made to evade otherwise applicable law or where the agreement infringes upon a fundamental policy of the State of Missouri. In our opinion, a state or federal court in the State of Missouri applying Missouri law (a) should not find that the selection of Oklahoma law as the governing law under the Agreement, Notes and Guaranties constitutes an infringement of a fundamental policy of the State of Missouri, unless it is determined that such selection is, in fact, made to evade otherwise applicable law of the State of Missouri and therefore (b) should give effect to the provisions in the Agreement, Notes and Guaranties which select the laws of the State of Oklahoma as the governing law thereof. Provided, however, with respect to the creation, perfection, priority and enforcement of any judgment liens, the laws of Missouri will apply with respect to assets located within Missouri.

                  In addition to the assumptions set forth above, the opinions set forth above are also subject to the following qualifications:

                  A. Enforceability of the Agreement, the Notes and the Guaranties, each are subject to:

                  (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally, including:

                           (a) the United States Bankruptcy Code of 1978, as amended, and thus comprehends, among others, matters of turn-over, automatic stay, avoiding powers, fraudulent transfer, preference, discharge, conversion of a non-recourse obligation into a recourse claim and limitations on ipso facto and anti-assignment clauses;

                           (b) all other federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally;

                           (c) state fraudulent transfer and conveyance laws; and

                           (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities;

                  (2) the effect of general principles of equity, whether applied by a court of law or equity, including principles:

                           (a) governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

                           (b) affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

                           (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

                           (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

                           (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement;

                           (f)      requiring consideration of the
                                    impracticability or impossibility of
                                    performance at the time of attempted
                                    enforcement; and

                           (g)      affording defenses based upon the
                                    unconscionability of the enforcing party's conduct after the parties have entered into the contract.

                  (3) the effect of generally applicable rules of law that:

                           (a)      limit or affect the enforcement of
                                    provisions ,of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness;

                           (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

                           (c) limit the availability of a remedy under certain circumstances where another remedy has been elected;

                           (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

                           (e) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent public policy limits the enforceability of such indemnification or the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct;

                           (f) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

                           (g) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; and

                           (h) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (A) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (B) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

                  B. Except as otherwise specifically set forth in this opinion, we are expressing no opinion as to the validity or accuracy of any warranty or representation made in connection with any of the Agreement, Notes or Guaranties.

                  C. For purposes of the opinions expressed herein, "applicable law" shall mean all applicable constitutional, legislative, judicial and administrative provisions, statutes, regulations, decisions, rulings and other laws, whether federal, state or local.

                  We express no opinion as to the enforceability of any clause requiring additional payments upon, or otherwise limiting, prepayment or termination to the extent construed as a penalty.

                  We express no opinion on any other matters pertaining to the transactions contemplated by or related to Agreement, Notes and Guaranties, except as hereinabove specifically provided, and no further or other opinion shall be implied. The matters set forth herein or upon which this opinion is based are as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise the Agent and Banks of any change in any matters set forth herein or any matters upon which this opinion is based.

                  This opinion is given with respect to the laws of the State of Missouri and the laws of the United States of America, and we do not purport to be experts on, or to express any opinion concerning, any laws other than the laws of the State of Missouri and the laws of the United States of America (with respect to opinions in paragraphs seven, eight and nine), and, with respect to opinion numbers one through two above concerning the Company, our review of the Delaware General Corporation Law. With respect to the opinion expressed in the first sentence of paragraph four above, we have assumed the laws of the State of Louisiana are substantially similar to the laws of Missouri. With respect to the opinion expressed in the first sentence of paragraph six above, we have assumed the laws of the State of New Jersey are substantially similar to the laws of Missouri. The opinions above are subject to this limitation in all respects.

                  This opinion is rendered solely to the addressees hereof, to be relied upon solely in connection with the transactions contemplated by the Agreement. In any event, this opinion may not be relied upon by (any person (other than the addressees hereof and subsequent holders of the Notes) or for any other purpose without our prior written consent.


                                       Very truly yours,

                               SCHEDULE "3.01(10)"

                        (Opinion of Guarantor's Counsel)



See Schedule "3.01(5)".

                                 SCHEDULE "4.07"

                               (Other Agreements)

                   LIST OF AGREEMENTS RESTRICTING INDEBTEDNESS


1. Master Shelf Agreement dated as of September 20, 2002, among the Borrower, Prudential Investment Management, Inc. and other Purchasers (as defined therein).

                              SCHEDULE "6.02(1)(E)"

                                (Existing Liens)

                                 EXISTING LIENS




1. Mortgage dated December 9, 1998 in the amount of $5,775,000.00 recorded in Burlington County on 12/29/1998 Document No. 3257214 MB7466 pages 855-883

2. Commercial Deed of Trust dated December 9, 1998 in the amount of $2,175,000.00 recorded in Cabarrus County on December 16, 1998 filing No. 034963 Book 2391 pages 71-97

3. Mortgage dated December 9, 1998 in the amount of $4,200,000.00 recorded in Worcester County on December 15, 1998 filing No. 187793 Book 20798 pages 125-151

4. Mortgage Dated October 31, 1995, signed November 1, 1995, in the amount of $5,625,000.00 recorded in Burlington County, NJ on November 9, 1995 filing No. 080627 MB6144 pages 179-206

                               SCHEDULE "6.04(8)"

                                 (Existing Debt)

                                  EXISTING DEBT


1. The 7% Convertible Subordinated Debentures Due 2011 evidenced by the Indenture between Borrower (formerly Preston Corporation) and Manufacturers Hanover Trust Company, as Trustee, dated as of May 1, 1986; and

2. The debt evidenced by the Master Shelf Agreement dated as of September 20, 2002, among the Borrower, Prudential Investment Management, Inc. and other Purchasers (as defined therein).